UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02796)

Exact name of registrant as specified in charter:	Putnam High Yield Trust

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	August 31, 2016

Date of reporting period:	September 1, 2015 — February 29, 2016

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)
PHIGX

Putnam High Yield Trust

Semiannual report 2|29|16

A world of investing.®

Putnam Investments

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
High Yield
Trust

Semiannual report
2 | 29 | 16

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	11

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Financial statements	17

Consider these risks before investing: Bond prices may fall or fail to rise over time for several reasons, including general financial market conditions, changing market perceptions of the risk of default, changes in government intervention, and factors related to a specific issuer or industry. These factors may also lead to periods of high volatility and reduced liquidity in the bond markets. Lower-rated bonds may offer higher yields in return for more risk. Bond investments are subject to interest-rate risk (the risk of bond prices falling if interest rates rise) and credit risk (the risk of an issuer defaulting on interest or principal payments). Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. Unlike bonds, funds that invest in bonds have fees and expenses. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Since the start of the year, stock markets around the world have experienced heightened volatility in response to a challenging investment environment. Many factors have fueled the market swings, including record low oil prices, fears of a global recession, China’s continued economic slowdown, and divergent monetary policies from central banks. Recently, within fixed-income markets, investors have generally sought traditional “safe havens” of higher-quality bonds.

In the United States, economic growth is positive, but remains tepid compared with past recoveries. Unemployment continues to fall, consumer spending is showing strength, and the housing market has been recovering. Moreover, the Federal Reserve has stated that its pace of interest-rate increases will be “gradual.”

Although today’s conditions may seem challenging, Putnam’s portfolio managers are positioned to maneuver in all types of markets with active investment strategies and support from a team of global equity research analysts. The interview on the following pages provides an overview of your fund’s performance for the reporting period ended February 29, 2016, as well as an outlook for the coming months.

In today’s market environment, it may be helpful for you to consult your financial advisor to ensure that your portfolio is aligned with your investment goals, time horizon, and risk tolerance.

As always, thank you for investing with Putnam.

Putnam High Yield Trust

An attractive complement to stocks and Treasuries

High-yield bonds have a number of features that can make them a compelling addition to a variety of portfolios. For one, high-yield bonds can be an attractive supplement — or even alternative — to equities. Since the start of the "lost decade" in 2000, high-yield bonds have outpaced stocks by a significant margin, and they've done so with a fraction of the volatility. For investors concerned about the risk entailed in today's equity markets, high-yield bonds may be worth considering.

The fund's managers each have more than 30 years of investment experience

Featured
from left to right:

Paul D. Scanlon, CFA
(industry since 1986)

Norman P. Boucher
(industry since 1985)

Robert L. Salvin
(industry since 1986)

Since 2000, high-yield bonds have delivered almost twice the average annual return of equities, and have done so with nearly 40% less volatility.

2000–2015	Stocks	High-yield bonds
Average annualized return	4.06%	6.95%
Standard deviation	15.09%	9.05%

80%
60
40
20
0
-20
-40
2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015

Sources: S&P, JPMorgan, as of 12/31/15. Stocks are represented by the S&P 500 Index. High-yield bonds are represented by the JPMorgan Developed High Yield Index. Standard deviation measures how widely a set of values varies from the mean. It is a historical measure of the variability of return earned by an investment portfolio. Past performance does not indicate future results. You cannot invest directly in an index.

Unlike stocks, bonds are subject to interest-rate risk, which means the prices of the fund's bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative.

High-yield bonds can help diversify a Treasury-oriented portfolio

High-yield bonds can also complement a portfolio geared toward Treasuries, the prices of which tend to move in the opposite direction of interest rates. High-yield bonds generally trade based on investors' perceptions of the health of the underlying corporate issuer, rather than rates alone.

Diversification does not assure a profit or protect against loss. It is possible to lose money in a diversified portfolio.

2 High Yield Trust
High Yield Trust 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 11–13 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

† Returns for the six-month period are not annualized, but cumulative.

4	High Yield Trust

Interview with your fund’s portfolio manager

Paul, what was the market environment like for high-yield bonds during the six months ended February 29, 2016?

It was a challenging period overall. As the period began, high-yield bond prices came under heavy pressure amid uncertainty about global economic growth emanating from China, along with accumulating company- and sector-specific issues. The high-yield market then bounced back in October alongside equities, as the Chinese government announced additional stimulus measures, U.S. corporate earnings came in better than expected, and demand for riskier assets improved. The asset class resumed its downward slide in November and December, however, hampered by declining oil prices, which fell to levels not seen since 2004.

Oil prices continued to fall in January, reaching $29.69 per barrel on January 20. This factor, along with increasing concern about a collapse in commodity prices generally, combined with China’s decision to devalue its currency, weighed on high-yield performance as the new year began. High-yield credit spreads, or the yield advantage high-yield bonds offered over comparable-maturity U.S. Treasuries, rose sharply, as risk aversion permeated the market beyond the already punished energy and metals/mining sectors. The market’s tone changed later in the month, however, aided by a rally in oil prices, prospects for additional stimulus by

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 2/29/16. See pages 4 and 11–13 for additional fund performance information. Index descriptions can be found on page 15.

High Yield Trust	5

central banks outside the United States, a substantial decline in Treasury yields, and a rebound in stock prices.

February was a tale of two halves for the high-yield market. Through February 11, equity market turbulence returned as prices fell below January’s lows. Oil prices also reached a new low, and the selloff in high-yield bonds gathered momentum amid increasing signs of global distress. By mid-month, however, the market began to benefit from incremental improvements across a broad range of global issues. Oil prices rose well above their February low, China’s central bank assuaged concerns about a large currency devaluation, and improving U.S. economic data helped allay fears that global macroeconomic developments would stall the U.S. expansion. As risk appetite tepidly resurfaced, a broader set of high-yield investors emerged, leading to heavy flows into exchange-traded funds and the first inflows for actively managed funds in 16 weeks.

Reflecting heightened investor risk aversion, higher-quality split Baa-rated and Ba-rated securities generated the best relative performance within the fund’s benchmark, while lower-quality Caa-rated bonds were the worst performers. [Split-rated bonds are those that receive slightly different credit ratings from the major rating agencies.] From an industry perspective, the top performers

Credit qualities are shown as a percentage of net assets as of 2/29/16. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

6	High Yield Trust

included more-defensive groups, such as cable/satellite, food and beverages, gaming/lodging/leisure, and consumer products. Conversely, energy and metals/mining were by far the poorest performers, registering double-digit declines.

The fund modestly trailed its benchmark and lagged the average return of its Lipper peer group. What factors hampered its relative performance?

At the sector/industry level, adverse overall positioning in cable/satellite and technology, along with security selection in retail, worked against the fund’s relative results. Additionally, having lower-than-benchmark exposure to higher-quality bonds was a further dampener versus the benchmark.

In terms of individual holdings, an overweight in oil and gas producer EP Energy detracted from the fund’s performance, as did an overweight in lower-rated bonds issued by telecommunications equipment provider

This table shows the fund’s top 10 holdings and the percentage of the fund’s net assets that each represented as of 2/29/16. Short-term investments, TBA commitments, and derivatives, if any, are excluded. Holdings may vary over time.

*This holding does not have a maturity date, but can be called, or redeemed, by the issuer.

High Yield Trust	7

Avaya. Avaya’s securities were hurt by disappointing quarterly earnings along with a lack of investor demand for lower-rated bonds. Additionally, our position in retailer Neiman Marcus underperformed, as warmer-than-normal weather in late 2015 and early 2016 hampered the firm’s sales.

Which areas helped the fund’s performance versus the benchmark?

From a sector/industry perspective, a sizable underweight in energy, security selection in industrials and transportation, and lighter-than-benchmark exposure to metals/mining, were the biggest contributors to relative results.

Looking at individual positions, steering clear of a number of index components in the oil and gas industry, as well as distressed coal producer Peabody Energy, proved advantageous, as these bonds severely underperformed the index. We avoided these issuers because we believed the risk/reward potential of their securities was too speculative.

What is your outlook for the high-yield market over the coming months?

We believe the U.S. economy may continue to grow at a rate near 2% over the next year. Additionally, we expect that the Federal Reserve will continue to raise its target for

This chart shows how the fund’s credit quality has changed over the past six months. Credit qualities are shown as a percentage of the fund’s net assets. A bond rated BBB or higher (A-3 or higher, for short-term debt) is considered investment grade. This chart reflects the highest security rating provided by one or more of Standard & Poor’s, Moody’s, and Fitch. Ratings and portfolio credit quality will vary over time.

Cash and net other assets, if any, represent the market value weights of cash, derivatives, and short-term securities in the portfolio. The fund itself has not been rated by an independent rating agency.

Data in the chart reflect a new calculation methodology put into effect within the past six months.

8	High Yield Trust

short-term interest rates in 2016 if economic data indicate that it is appropriate to continue normalizing monetary policy. We believe, however, that these increases will likely occur at a slower pace than in past recoveries. Moreover, we think the magnitude of tightening will depend on a variety of factors, including employment levels, inflation, oil prices, U.S. dollar strength, and financial market volatility.

Looking at the high-yield market, we believe most issuers — excluding those in more commodity-sensitive industries — are in reasonably good shape from a credit perspective, especially when viewed in light of what we believe will be a supportive economic backdrop. With valuations appearing more attractive, in our view, following recent market pressures, we continue to have a constructive outlook for the asset class.

How do you plan to position the fund in light of this outlook?

Despite $1.7 billion of net inflows into high-yield retail funds in February 2016, net flows were negative for the six-month reporting period as a whole. Furthermore, new issuance of high-yield bonds in 2015 was substantially below 2014’s level. Taken together, these factors created a certain amount of disruption in the market’s supply/demand environment. In order to better position the fund for these conditions, as well as for what we expect will be continued bouts of volatility, we currently plan to maintain a slightly higher-than-normal cash allocation in the portfolio.

At period-end, the majority of our holdings were in mid-tier split Ba-rated or B-rated bonds. From a sector/industry perspective, we favored telecommunications, gaming/lodging/leisure, utilities, housing, and broadcasting. By contrast, the fund was underweight in energy, technology, metals/mining, food and beverages, services, diversified media, consumer products, and cable/satellite.

Lastly, we currently plan to maintain a modest allocation to floating-rate bank loans, which outperformed high-yield bonds during the reporting period. This outperformance was partly due to the fact that high-yield bank-loan indexes have much less exposure to energy and metals/mining companies compared with the high-yield bond market. We think loans provide the fund with an added source of diversification, along with additional relative-value opportunities across the high-yield credit-quality spectrum.

Thanks for your time and for bringing us up to date, Paul.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Paul D. Scanlon is Co-Head of Fixed Income at Putnam. He has an M.B.A. from the Booth School of Business at the University of Chicago and a B.A. from Colgate University. Paul joined Putnam in 1999 and has been in the investment industry since 1986.

In addition to Paul, your fund’s portfolio managers are Norman P. Boucher and Robert L. Salvin.

High Yield Trust	9

IN THE NEWS

To remain in the European Union or to leave the European Union? That is the question British voters will answer when they head to polls on June 23. After months of debate, the question of a “Brexit,” shorthand for Britain’s possible exit from the 28-nation European Union (EU), will go before British voters in a referendum vote. Brexit supporters believe that departure from the Brussels-based partnership will help better serve Britain’s national interests on financial issues, immigration, and other matters. Brexit opponents argue that Britain’s EU membership affords the country certain benefits, including bargaining powers on issues of trade and defense. They also warn of dire economic consequences for Britain if a departure takes place, including negative effects on both the country’s currency and its credit rating. For the EU, the loss of Britain — the EU’s second-largest economy — would potentially weaken the union at a time when it is struggling with various issues, including slowing economic growth and an ongoing refugee crisis.

10	High Yield Trust

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended February 29, 2016, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 2/29/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.18%	8.06%	7.95%	7.95%	7.36%	7.36%	7.82%	7.73%	7.88%	8.28%

10 years	70.22	63.41	60.67	60.67	57.78	57.78	65.99	60.59	64.45	73.73
Annual average	5.46	5.03	4.86	4.86	4.67	4.67	5.20	4.85	5.10	5.68

5 years	16.42	11.77	12.07	10.35	12.28	12.28	15.16	11.42	15.01	17.98
Annual average	3.09	2.25	2.31	1.99	2.34	2.34	2.86	2.19	2.84	3.36

3 years	0.70	–3.33	–1.58	–4.14	–1.45	–1.45	0.08	–3.17	–0.07	1.49
Annual average	0.23	–1.12	–0.53	–1.40	–0.48	–0.48	0.03	–1.07	–0.02	0.50

1 year	–9.09	–12.73	–9.81	–14.11	–9.77	–10.63	–9.30	–12.24	–9.35	–8.88

6 months	–6.44	–10.19	–6.82	–11.36	–6.74	–7.65	–6.41	–9.45	–6.54	–6.31

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

High Yield Trust	11

Comparative index returns For periods ended 2/29/16

	JPMorgan Developed	Lipper High Yield Funds
	High Yield Index	category average*

Annual average (life of fund)	—†	8.01%

10 years	92.34%	66.76
Annual average	6.76	5.21

5 years	23.84	16.97
Annual average	4.37	3.14

3 years	2.15	0.76
Annual average	0.71	0.21

1 year	–8.67	–7.58

6 months	–6.14	–5.40

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 2/29/16, there were 683, 656, 531, 434, 287, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, the JPMorgan Developed High Yield Index, was introduced on 12/31/94, which post-dates the inception of the fund’s class A shares.

Fund price and distribution information For the six-month period ended 2/29/16

Distributions	Class A		Class B	Class C	Class M		Class R	Class Y

Number	6		6	6	6		6	6

Income	$0.210		$0.182	$0.182	$0.200		$0.203	$0.220

Capital gains	—		—	—	—		—	—

Total	$0.210		$0.182	$0.182	$0.200		$0.203	$0.220

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

8/31/15	$7.52	$7.83	$7.51	$7.45	$7.55	$7.80	$7.36	$7.36

2/29/16	6.83	7.11	6.82	6.77	6.87	7.10	6.68	6.68

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Current rate (end of period)	charge	charge	value	value	charge	charge	value	value

Current dividend rate[1]	6.15%	5.91%	5.28%	5.32%	5.76%	5.58%	6.11%	6.65%

Current 30-day SEC yield[2]	N/A	6.56	6.09	6.08	N/A	6.36	6.58	7.09

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase.

After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 Most recent distribution, including any return of capital and excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

2 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	High Yield Trust

Fund performance as of most recent calendar quarter
Total return for periods ended 3/31/16

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(2/14/78)		(3/1/93)		(3/19/02)		(7/3/95)		(1/21/03)	(12/31/98)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	8.28%	8.17%	8.05%	8.05%	7.46%	7.46%	7.93%	7.83%	7.98%	8.38%

10 years	76.95	69.87	67.22	67.22	64.07	64.07	72.75	67.13	71.09	80.72
Annual average	5.87	5.44	5.28	5.28	5.08	5.08	5.62	5.27	5.52	6.10

5 years	21.39	16.53	16.87	15.07	16.94	16.94	20.06	16.15	19.85	22.94
Annual average	3.95	3.11	3.17	2.85	3.18	3.18	3.72	3.04	3.69	4.22

3 years	3.90	–0.26	1.55	–1.09	1.57	1.57	3.12	–0.23	3.16	4.63
Annual average	1.28	–0.09	0.52	–0.36	0.52	0.52	1.03	–0.08	1.04	1.52

1 year	–4.74	–8.55	–5.48	–9.97	–5.42	–6.32	–4.84	–7.94	–4.92	–4.44

6 months	0.48	–3.54	0.10	–4.78	0.10	–0.88	0.49	–2.77	0.41	0.62

See the discussion following the fund performance table on page 11 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 8/31/15	1.00%	1.75%	1.75%	1.25%	1.25%	0.75%

Annualized expense ratio for the
six-month period ended 2/29/16	1.03%	1.78%	1.78%	1.28%	1.28%	0.78%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

High Yield Trust	13

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 9/1/15 to 2/29/16. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$4.96	$8.55	$8.55	$6.16	$6.16	$3.76

Ending value (after expenses)	$935.60	$931.80	$932.60	$935.90	$934.60	$936.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 2/29/16, use the following calculation method. To find the value of your investment on 9/1/15, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$5.17	$8.92	$8.92	$6.42	$6.42	$3.92

Ending value (after expenses)	$1,019.74	$1,016.01	$1,016.01	$1,018.50	$1,018.50	$1,020.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 2/29/16. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

14	High Yield Trust

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current rate is the annual rate of return earned from dividends or interest of an investment. Current rate is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

JPMorgan Developed High Yield Index is an unmanaged index of high-yield fixed-income securities issued in developed countries.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

High Yield Trust	15

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2015, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of February 29, 2016, Putnam employees had approximately $457,000,000 and the Trustees had approximately $123,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	High Yield Trust

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

High Yield Trust	17

The fund’s portfolio 2/29/16 (Unaudited)

CORPORATE BONDS AND NOTES (81.3%)*	Principal amount	Value

Advertising and marketing services (0.6%)
Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 7/8s, 2022	$1,815,000	$1,892,138

Lamar Media Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2024	989,000	1,016,198

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 7/8s, 2025	1,340,000	1,380,200

Outfront Media Capital, LLC/Outfront Media Capital Corp.
company guaranty sr. unsec. sub. notes 5 5/8s, 2024	1,670,000	1,749,325

		6,037,861
Automotive (0.6%)
Dana Holding Corp. sr. unsec. notes 6s, 2023	670,000	639,850

Fiat Chrysler Automobiles NV sr. unsec. unsub. notes 5 1/4s,
2023 (Italy)	2,835,000	2,679,075

Lear Corp. company guaranty sr. unsec. notes 5 1/4s, 2025	290,000	301,600

Lear Corp. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	690,000	714,150

Navistar International Corp. company guaranty sr. unsec. notes
8 1/4s, 2021	2,588,000	1,572,210

		5,906,885
Basic materials (9.7%)
A Schulman, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 7/8s, 2023	3,035,000	2,883,250

ArcelorMittal SA sr. unsec. unsub. bonds 10.85s, 2019 (France)	1,525,000	1,601,250

ArcelorMittal SA sr. unsec. unsub. bonds 6 1/8s, 2025 (France)	1,765,000	1,420,825

Beacon Roofing Supply, Inc. 144A company guaranty sr. unsec.
unsub. notes 6 3/8s, 2023	2,680,000	2,827,400

Blue Cube Spinco, Inc. 144A company guaranty sr. unsec. notes
9 3/4s, 2023	2,085,000	2,319,563

Boise Cascade Co. company guaranty sr. unsec. notes
6 3/8s, 2020	2,388,000	2,328,300

Builders FirstSource, Inc. 144A company guaranty sr. unsec.
notes 10 3/4s, 2023	2,870,000	2,674,840

Celanese US Holdings, LLC company guaranty sr. unsec. notes
5 7/8s, 2021 (Germany)	2,309,000	2,447,540

Cemex Finance, LLC 144A company guaranty sr. notes 9 3/8s,
2022 (Mexico)	1,595,000	1,670,763

Cemex Finance, LLC 144A company guaranty sr. notes 6s,
2024 (Mexico)	1,205,000	1,087,633

Cemex SAB de CV 144A company guaranty sr. notes 6 1/2s,
2019 (Mexico)	1,130,000	1,118,700

Cemex SAB de CV 144A company guaranty sr. notes 6 1/8s,
2025 (Mexico)	550,000	495,000

Cemex SAB de CV 144A company guaranty sr. sub. notes 5.7s,
2025 (Mexico)	1,520,000	1,326,200

Chemours Co. (The) 144A sr. unsec. notes 7s, 2025	890,000	645,250

Chemours Co. (The) 144A sr. unsec. notes 6 5/8s, 2023	1,325,000	957,313

Compass Minerals International, Inc. 144A company guaranty sr.
unsec. notes 4 7/8s, 2024	3,065,000	2,804,475

Coveris Holdings SA 144A company guaranty sr. unsec. notes
7 7/8s, 2019 (Luxembourg)	4,150,000	3,309,625

18	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Basic materials cont.
CPG Merger Sub, LLC 144A company guaranty sr. unsec.
notes 8s, 2021	$595,000	$547,400

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7 1/4s, 2022 (Canada)	1,654,000	818,730

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 7s, 2021 (Canada)	1,520,000	786,600

First Quantum Minerals, Ltd. 144A company guaranty sr. unsec.
notes 6 3/4s, 2020 (Canada)	1,554,000	808,080

GCP Applied Technologies, Inc. 144A company guaranty sr.
unsec. notes 9 1/2s, 2023	3,450,000	3,691,500

HD Supply, Inc. company guaranty sr. unsec. notes
11 1/2s, 2020	1,911,000	2,111,655

HD Supply, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	2,326,000	2,448,115

HD Supply, Inc. 144A company guaranty sr. notes 5 1/4s, 2021	500,000	523,750

HudBay Minerals, Inc. company guaranty sr. unsec. notes
9 1/2s, 2020 (Canada)	3,634,000	2,062,295

Huntsman International, LLC company guaranty sr. unsec.
unsub. notes 4 7/8s, 2020	1,775,000	1,672,938

Huntsman International, LLC 144A company guaranty sr. unsec.
notes 5 1/8s, 2022	1,480,000	1,354,200

JMC Steel Group, Inc. 144A sr. unsec. notes 8 1/4s, 2018	2,215,000	1,900,736

Joseph T Ryerson & Son, Inc. company guaranty sr. sub.
notes 9s, 2017	2,649,000	2,039,730

Louisiana-Pacific Corp. company guaranty sr. unsec. notes
7 1/2s, 2020	2,550,000	2,639,250

Mercer International, Inc. company guaranty sr. unsec. notes
7 3/4s, 2022 (Canada)	2,231,000	2,052,520

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
7s, 2020 (Canada)	1,405,000	1,178,444

New Gold, Inc. 144A company guaranty sr. unsec. unsub. notes
6 1/4s, 2022 (Canada)	1,060,000	755,250

Norbord, Inc. 144A company guaranty sr. notes 6 1/4s,
2023 (Canada)	2,635,000	2,509,838

Novelis, Inc. company guaranty sr. unsec. notes 8 3/4s, 2020	5,045,000	4,679,238

Pactiv, LLC sr. unsec. unsub. notes 7.95s, 2025	1,385,000	1,191,100

Perstorp Holding AB 144A company guaranty sr. notes 8 3/4s,
2017 (Sweden)	2,440,000	2,330,200

PQ Corp. 144A company guaranty sub. notes 8 3/4s, 2018	1,380,000	1,290,300

Sealed Air Corp. 144A company guaranty sr. unsec. notes
6 7/8s, 2033	2,177,000	2,264,080

Smurfit Kappa Treasury Funding, Ltd. company guaranty sr.
unsec. unsub. notes 7 1/2s, 2025 (Ireland)	2,273,000	2,460,523

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
6 3/8s, 2022	3,670,000	3,670,000

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2024	855,000	801,563

Steel Dynamics, Inc. company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	1,150,000	1,078,125

TMS International Corp. 144A company guaranty sr. unsec. sub.
notes 7 5/8s, 2021	3,550,000	2,693,563

High Yield Trust	19

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Basic materials cont.
Univar USA, Inc. 144A company guaranty sr. unsec. notes
6 3/4s, 2023	$1,620,000	$1,397,250

USG Corp. 144A company guaranty sr. unsec. notes
5 7/8s, 2021	485,000	501,975

USG Corp. 144A company guaranty sr. unsec. notes
5 1/2s, 2025	1,975,000	2,014,500

Weekley Homes, LLC/Weekley Finance Corp. sr. unsec.
notes 6s, 2023	3,911,000	3,642,119

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 5/8s, 2024	2,860,000	2,981,550

WR Grace & Co.- Conn. 144A company guaranty sr. unsec. notes
5 1/8s, 2021	970,000	1,008,800

		95,823,844
Broadcasting (3.0%)
Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. sub. notes 7 5/8s, 2020	1,865,000	1,636,538

Clear Channel Worldwide Holdings, Inc. company guaranty sr.
unsec. unsub. notes 6 1/2s, 2022	3,395,000	3,293,150

Cumulus Media Holdings, Inc. company guaranty sr. unsec.
notes 7 3/4s, 2019	1,392,000	389,760

Entercom Radio, LLC company guaranty sr. unsec. notes
10 1/2s, 2019	1,205,000	1,238,138

Gray Television, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2020	3,400,000	3,574,250

iHeartCommunications, Inc. company guaranty sr.
notes 9s, 2019	2,740,000	1,931,700

LIN Television Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2022	790,000	794,938

Sinclair Television Group, Inc. company guaranty sr. unsec. sub.
notes 6 3/8s, 2021	3,003,000	3,115,613

Sinclair Television Group, Inc. 144A company guaranty sr. unsec.
sub. notes 5 5/8s, 2024	2,755,000	2,748,113

Sirius XM Radio, Inc. 144A company guaranty sr. unsec. sub.
notes 6s, 2024	1,330,000	1,396,500

TEGNA, Inc. company guaranty sr. unsec. bonds 5 1/8s, 2020	1,360,000	1,441,600

TEGNA, Inc. 144A company guaranty sr. unsec. unsub. notes
4 7/8s, 2021	1,020,000	1,045,500

Townsquare Media, Inc. 144A company guaranty sr. unsec.
notes 6 1/2s, 2023	740,000	691,900

Tribune Media Co. 144A company guaranty sr. unsec. notes
5 7/8s, 2022	2,875,000	2,875,000

Univision Communications, Inc. 144A company guaranty sr. sub.
notes 5 1/8s, 2025	1,909,000	1,868,434

Univision Communications, Inc. 144A company guaranty sr.
unsec. notes 8 1/2s, 2021	1,905,000	1,914,525

		29,955,659
Building materials (0.8%)
Masonite International Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	2,458,000	2,544,030

Nortek, Inc. company guaranty sr. unsec. sub. notes
8 1/2s, 2021	2,892,000	2,985,990

Standard Industries, Inc./NJ 144A sr. unsec. notes 6s, 2025	460,000	467,475

20	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.		Principal amount	Value

Building materials cont.
Standard Industries, Inc./NJ 144A sr. unsec. notes 5 3/8s, 2024		$2,030,000	$2,061,729

Standard Industries, Inc./NJ 144A sr. unsec. notes 5 1/8s, 2021		280,000	285,600

			8,344,824
Cable television (5.3%)
Altice SA 144A company guaranty sr. unsec. notes 7 3/4s,
2022 (Luxembourg)		3,995,000	3,855,175

Altice SA 144A company guaranty sr. unsec. notes 7 5/8s,
2025 (Luxembourg)		2,635,000	2,407,731

Cablevision Systems Corp. sr. unsec. unsub. notes 8 5/8s, 2017		737,000	783,431

Cablevision Systems Corp. sr. unsec. unsub. notes 7 3/4s, 2018		903,000	927,833

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. bonds 5 1/8s, 2023		3,220,000	3,211,950

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 6 5/8s, 2022		1,585,000	1,664,250

CCO Holdings, LLC/CCO Holdings Capital Corp. company
guaranty sr. unsec. notes 5 1/4s, 2022		3,328,000	3,352,960

CCO Holdings, LLC/CCO Holdings Capital Corp. 144A company
guaranty sr. unsec. notes 5 7/8s, 2024		3,118,000	3,176,463

CCOH Safari, LLC 144A sr. unsec. notes 5 3/4s, 2026		2,102,000	2,107,528

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		3,980,000	3,651,650

Cequel Communications Holdings I, LLC/Cequel Capital Corp.
144A sr. unsec. unsub. notes 5 1/8s, 2021		950,000	871,625

CSC Holdings, LLC sr. unsec. unsub. bonds 5 1/4s, 2024		1,500,000	1,282,500

CSC Holdings, LLC sr. unsec. unsub. notes 6 3/4s, 2021		750,000	761,250

DISH DBS Corp. company guaranty sr. unsec. unsub. notes
5 7/8s, 2024		1,750,000	1,572,463

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 7/8s, 2025		1,670,000	1,803,600

Neptune Finco Corp. 144A sr. unsec. unsub. notes 10 1/8s, 2023		1,665,000	1,791,956

Numericable-SFR SA 144A sr. bonds 5 5/8s, 2024 (France)	EUR	410,000	439,886

Numericable-SFR SA 144A company guaranty sr. notes 6s,
2022 (France)		$4,070,000	4,024,213

Numericable-SFR SA 144A company guaranty sr. notes 6 1/4s,
2024 (France)		3,440,000	3,311,000

Quebecor Media, Inc. sr. unsec. unsub. notes 5 3/4s,
2023 (Canada)		460,000	478,400

Unitymedia GmbH 144A company guaranty sr. notes 6 1/8s,
2025 (Germany)		1,920,000	1,968,192

Videotron, Ltd. company guaranty sr. unsec. unsub. notes 5s,
2022 (Canada)		2,930,000	2,995,925

Virgin Media Finance PLC 144A company guaranty sr. unsec.
notes 6 3/8s, 2023 (United Kingdom)		1,265,000	1,318,763

Virgin Media Secured Finance PLC 144A sr. notes 5 3/8s, 2021
(United Kingdom)		958,500	989,651

WideOpenWest Finance, LLC/WideOpenWest Capital Corp.
company guaranty sr. unsec. sub. notes 10 1/4s, 2019		3,789,000	3,457,463

			52,205,858
Capital goods (6.9%)
Advanced Disposal Services, Inc. company guaranty sr. unsec.
notes 8 1/4s, 2020		6,428,000	6,299,440

Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5 3/8s, 2024		3,035,000	2,883,250

High Yield Trust	21

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Capital goods cont.
Amstead Industries, Inc. 144A company guaranty sr. unsec. sub.
notes 5s, 2022	$602,000	$589,960

ATS Automation Tooling Systems, Inc. 144A sr. unsec. notes
6 1/2s, 2023 (Canada)	2,010,000	2,025,075

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/2s, 2022	605,000	583,825

Belden, Inc. 144A company guaranty sr. unsec. sub. notes
5 1/4s, 2024	2,749,000	2,501,590

Berry Plastics Corp. 144A company guaranty notes 6s, 2022	865,000	899,600

Bombardier, Inc. 144A sr. unsec. unsub. notes 4 3/4s,
2019 (Canada)	2,645,000	2,109,388

Briggs & Stratton Corp. company guaranty sr. unsec. notes
6 7/8s, 2020	3,193,000	3,424,493

Crown Cork & Seal Co., Inc. company guaranty sr. unsec. bonds
7 3/8s, 2026	935,000	998,113

DH Services Luxembourg Sarl 144A company guaranty sr.
unsec. sub. notes 7 3/4s, 2020 (Luxembourg)	1,277,000	1,264,230

Gates Global, LLC/Gates Global Co. 144A company guaranty sr.
unsec. notes 6s, 2022	5,035,000	3,795,131

KLX, Inc. 144A company guaranty sr. unsec. notes 5 7/8s, 2022	3,281,000	3,125,153

Legrand France SA sr. unsec. unsub. notes 8 1/2s, 2025 (France)	3,362,000	4,529,969

MasTec, Inc. company guaranty sr. unsec. unsub. notes
4 7/8s, 2023	2,415,000	2,034,638

Moog, Inc. 144A company guaranty sr. unsec. notes
5 1/4s, 2022	2,786,000	2,730,280

MTW Foodservice Escrow Corp. 144A sr. unsec. notes
9 1/2s, 2024	2,405,000	2,534,269

Omega US Sub, LLC 144A sr. unsec. notes 8 3/4s, 2023	3,930,000	3,556,650

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2025	1,240,000	1,224,500

Oshkosh Corp. company guaranty sr. unsec. sub. notes
5 3/8s, 2022	2,630,000	2,649,725

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9 7/8s, 2019	779,000	802,370

Reynolds Group Issuer, Inc./Reynolds Group Issuer, LLC/
Reynolds Group Issuer Lu company guaranty sr. unsec. unsub.
notes 9s, 2019	490,000	491,862

Schaeffler Holding Finance BV 144A company guaranty sr. sub.
notes 6 7/8s, 2018 (Netherlands) ‡‡	3,740,000	3,838,175

Tenneco, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2024	1,538,000	1,591,830

Terex Corp. company guaranty sr. unsec. notes 6s, 2021	4,132,000	3,904,740

TransDigm, Inc. company guaranty sr. unsec. sub. notes
7 1/2s, 2021	500,000	513,750

TransDigm, Inc. company guaranty sr. unsec. unsub. notes
6 1/2s, 2024	3,546,000	3,457,350

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 3/4s, 2025	3,175,000	3,032,125

ZF North America Capital, Inc. 144A company guaranty sr.
unsec. unsub. notes 4 1/2s, 2022	1,130,000	1,114,463

		68,505,944

22	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Commercial and consumer services (0.3%)
Mustang Merger Corp. 144A sr. unsec. notes 8 1/2s, 2021	$530,000	$539,275

Sabre GLBL, Inc. 144A company guaranty sr. notes 5 3/8s, 2023	2,675,000	2,695,063

		3,234,338
Consumer (0.4%)
Gibson Brands, Inc. 144A sr. notes 8 7/8s, 2018	1,725,000	1,017,750

Spectrum Brands, Inc. company guaranty sr. unsec. notes
5 3/4s, 2025	1,390,000	1,464,713

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 5/8s, 2022	140,000	150,500

Spectrum Brands, Inc. company guaranty sr. unsec. sub. notes
6 3/8s, 2020	175,000	184,406

Spectrum Brands, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2024	1,350,000	1,427,625

		4,244,994
Consumer staples (5.1%)
1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty notes 6s, 2022 (Canada)	3,850,000	4,013,625

1011778 BC ULC/New Red Finance, Inc. 144A company
guaranty sr. notes 4 5/8s, 2022 (Canada)	990,000	1,006,088

Ashtead Capital, Inc. 144A company guaranty notes
6 1/2s, 2022	2,345,000	2,409,488

Ashtead Capital, Inc. 144A company guaranty notes
5 5/8s, 2024	1,630,000	1,609,625

Avis Budget Car Rental, LLC/Avis Budget Finance, Inc. 144A
company guaranty sr. unsec. unsub. notes 5 1/8s, 2022	1,000,000	935,000

BlueLine Rental Finance Corp. 144A notes 7s, 2019	2,530,000	1,853,225

CEC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 8s, 2022	3,305,000	2,817,513

Ceridian HCM Holding, Inc. 144A sr. unsec. notes 11s, 2021	5,374,000	4,433,550

Constellation Brands, Inc. company guaranty sr. unsec. notes
4 1/4s, 2023	675,000	702,844

Constellation Brands, Inc. company guaranty sr. unsec. unsub.
notes 6s, 2022	2,576,000	2,898,000

Corrections Corp. of America company guaranty sr. unsec. notes
4 5/8s, 2023 R	3,555,000	3,572,775

Corrections Corp. of America company guaranty sr. unsec. sub.
notes 4 1/8s, 2020 R	545,000	549,088

Dean Foods Co. 144A company guaranty sr. unsec. notes
6 1/2s, 2023	2,560,000	2,700,800

Elizabeth Arden, Inc. sr. unsec. unsub. notes 7 3/8s, 2021	2,860,000	1,630,200

ESAL GmbH 144A company guaranty sr. unsec. notes 6 1/4s,
2023 (Brazil)	1,845,000	1,605,150

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	685,000	662,738

JBS USA, LLC/JBS USA Finance, Inc. 144A company guaranty
sr. unsec. notes 7 1/4s, 2021 (Brazil)	589,000	569,858

JBS USA, LLC/JBS USA Finance, Inc. 144A sr. unsec. notes
8 1/4s, 2020 (Brazil)	120,000	120,360

Landry’s Holdings II, Inc. 144A sr. unsec. notes 10 1/4s, 2018	460,000	446,200

Landry’s, Inc. 144A company guaranty sr. unsec. sub. notes
9 3/8s, 2020	3,536,000	3,703,960

High Yield Trust	23

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Consumer staples cont.
Pilgrim’s Pride Corp. 144A company guaranty sr. unsec. notes
5 3/4s, 2025	$1,160,000	$1,128,100

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
6 3/8s, 2024	450,000	463,500

Prestige Brands, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2021	2,015,000	1,994,850

Revlon Consumer Products Corp. company guaranty sr. unsec.
sub. notes 5 3/4s, 2021	3,940,000	3,949,850

Rite Aid Corp. 144A company guaranty sr. unsec. unsub. notes
6 1/8s, 2023	3,081,000	3,288,968

Vander Intermediate Holding II Corp. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	2,360,000	808,300

WhiteWave Foods Co. (The) company guaranty sr. unsec. notes
5 3/8s, 2022	1,150,000	1,230,500

		51,104,155
Energy (5.1%)
Antero Resources Corp. 144A company guaranty sr. unsec.
notes 5 5/8s, 2023	1,145,000	978,975

Antero Resources Finance Corp. company guaranty sr. unsec.
sub. notes 5 3/8s, 2021	1,365,000	1,180,725

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2022	4,158,000	2,723,490

Archrock Partners LP/Archrock Partners Finance Corp.
company guaranty sr. unsec. notes 6s, 2021	415,000	270,788

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 5/8s, 2024 (Canada)	2,492,000	1,358,140

Baytex Energy Corp. 144A company guaranty sr. unsec. sub.
notes 5 1/8s, 2021 (Canada)	255,000	145,350

California Resources Corp. company guaranty sr. unsec. sub.
notes 6s, 2024	1,206,000	156,780

California Resources Corp. company guaranty sr. unsec. sub.
notes 5s, 2020	332,000	43,160

California Resources Corp. 144A company guaranty
notes 8s, 2022	4,125,000	1,031,250

CHC Helicopter SA company guaranty sr. notes 9 1/4s,
2020 (Canada)	2,254,500	800,348

Chesapeake Energy Corp. 144A company guaranty
notes 8s, 2022	2,688,000	1,048,320

Concho Resources, Inc. company guaranty sr. unsec. notes
5 1/2s, 2023	3,545,000	3,287,988

Denbury Resources, Inc. company guaranty sr. unsec. sub. notes
5 1/2s, 2022	873,000	270,630

Freeport-McMoran Oil & Gas, LLC/FCX Oil & Gas, Inc. company
guaranty sr. unsec. notes 6 3/4s, 2022	190,000	138,700

Gulfport Energy Corp. company guaranty sr. unsec. unsub.
notes 6 5/8s, 2023	1,055,000	891,475

Halcon Resources Corp. company guaranty sr. unsec. notes
9 3/4s, 2020	45,000	4,950

Halcon Resources Corp. company guaranty sr. unsec. unsub.
notes 8 7/8s, 2021	6,110,000	672,100

Halcon Resources Corp. 144A company guaranty notes
8 5/8s, 2020	1,240,000	685,100

24	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.		Principal amount	Value

Energy cont.
Key Energy Services, Inc. company guaranty sr. unsec. unsub.
notes 6 3/4s, 2021		$2,088,000	$271,440

Laredo Petroleum, Inc. company guaranty sr. unsec. notes
7 3/8s, 2022		3,245,000	2,084,913

Lightstream Resources, Ltd. 144A sr. unsec. notes 8 5/8s,
2020 (Canada)		2,338,000	46,760

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/2s, 2021		1,935,000	82,238

Linn Energy, LLC/Linn Energy Finance Corp. company guaranty
sr. unsec. notes 6 1/4s, 2019		839,000	35,658

Linn Energy, LLC/Linn Energy Finance Corp. 144A company
guaranty notes 12s, 2020		2,728,000	303,490

Lone Pine Resources Canada, Ltd. escrow company guaranty sr.
unsec. notes 10 3/8s, 2017 (Canada) F		699,000	38

Milagro Oil & Gas, Inc. company guaranty notes 10 1/2s, 2016
(In default) †		2,825,000	776,875

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/4s, 2022		3,240,000	3,013,200

Newfield Exploration Co. sr. unsec. unsub. notes 5 5/8s, 2024		1,130,000	1,025,475

Newfield Exploration Co. sr. unsec. unsub. notes 5 3/8s, 2026		1,390,000	1,202,350

Oasis Petroleum, Inc. company guaranty sr. unsec. notes
6 1/2s, 2021		540,000	307,800

Oasis Petroleum, Inc. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		1,130,000	661,050

Oasis Petroleum, Inc. company guaranty sr. unsec. unsub. notes
6 7/8s, 2022		3,445,000	2,015,325

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2023		1,400,000	773,500

Rose Rock Midstream LP/Rose Rock Finance Corp. company
guaranty sr. unsec. sub. notes 5 5/8s, 2022		1,390,000	785,350

Sabine Pass Liquefaction, LLC sr. notes 6 1/4s, 2022		1,385,000	1,319,213

Sabine Pass Liquefaction, LLC sr. notes 5 5/8s, 2023		1,350,000	1,245,375

Sabine Pass LNG LP company guaranty sr. notes 7 1/2s, 2016		1,908,000	1,986,705

Sabine Pass LNG LP company guaranty sr. sub. notes
6 1/2s, 2020		1,060,000	1,117,982

Samson Investment Co. company guaranty sr. unsec. notes
9 3/4s, 2020 (In default) †		4,125,000	10,313

SandRidge Energy, Inc. 144A company guaranty notes 8 3/4s,
2020 (In default) †		2,760,000	531,576

Seven Generations Energy, Ltd. 144A sr. unsec. bonds 6 3/4s,
2023 (Canada)		2,300,000	1,989,500

Seven Generations Energy, Ltd. 144A sr. unsec. sub. notes
8 1/4s, 2020 (Canada)		1,470,000	1,411,200

Seventy Seven Energy, Inc. sr. unsec. sub. notes 6 1/2s, 2022		1,280,000	25,600

Seventy Seven Operating, LLC company guaranty sr. unsec.
unsub. notes 6 5/8s, 2019		3,145,000	597,550

SM Energy Co. sr. unsec. notes 6 1/2s, 2021		1,255,000	564,750

SM Energy Co. sr. unsec. sub. notes 5s, 2024		1,635,000	649,913

SM Energy Co. sr. unsec. unsub. notes 6 1/2s, 2023		435,000	174,000

Tervita Corp. 144A company guaranty sr. notes 9s,
2018 (Canada)	CAD	1,400,000	620,843

High Yield Trust	25

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Energy cont.
Tervita Corp. 144A sr. unsec. notes 10 7/8s, 2018 (Canada)	$665,000	$53,200

Triangle USA Petroleum Corp. 144A company guaranty sr.
unsec. notes 6 3/4s, 2022	1,190,000	178,500

Unit Corp. company guaranty sr. unsec. sub. notes 6 5/8s, 2021	2,657,000	1,262,075

Whiting Petroleum Corp. company guaranty sr. unsec. unsub.
notes 5 3/4s, 2021	5,660,000	2,646,050

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 7/8s, 2021	639,000	549,540

Williams Cos., Inc. (The) sr. unsec. unsub. notes 7 3/4s, 2031	438,000	328,500

Williams Partners LP/ACMP Finance Corp. company guaranty sr.
unsec. unsub. notes 6 1/8s, 2022	1,986,000	1,748,310

Williams Partners LP/ACMP Finance Corp. sr. unsec. unsub.
notes 4 7/8s, 2023	1,925,000	1,568,875

WPX Energy, Inc. sr. unsec. unsub. notes 6s, 2022	1,730,000	990,425

		50,643,726
Entertainment (1.9%)
AMC Entertainment, Inc. company guaranty sr. unsec. sub.
notes 5 7/8s, 2022	1,760,000	1,821,600

AMC Entertainment, Inc. 144A company guaranty sr. unsec.
sub. notes 5 3/4s, 2025	1,415,000	1,462,756

Cedar Fair LP/Canada’s Wonderland Co./Magnum Management
Corp. company guaranty sr. unsec. notes 5 3/8s, 2024	645,000	664,350

Cinemark USA, Inc. company guaranty sr. unsec. notes
5 1/8s, 2022	1,846,000	1,875,998

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
7 3/8s, 2021	20,000	20,950

Cinemark USA, Inc. company guaranty sr. unsec. sub. notes
4 7/8s, 2023	1,179,000	1,179,000

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 7/8s, 2020	2,805,000	2,839,221

GLP Capital LP/GLP Financing II, Inc. company guaranty sr.
unsec. sub. notes 4 3/8s, 2018	955,000	960,969

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2025	770,000	758,450

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2023	2,170,000	2,137,450

Regal Entertainment Group sr. unsec. sub. notes 5 3/4s, 2022	1,317,000	1,331,816

Six Flags Entertainment Corp. 144A company guaranty sr.
unsec. unsub. notes 5 1/4s, 2021	4,059,000	4,149,719

		19,202,279
Financials (8.9%)
Alliance Data Systems Corp. 144A company guaranty sr. unsec.
notes 5 3/8s, 2022	2,705,000	2,515,650

Ally Financial, Inc. company guaranty sr. unsec. notes 8s, 2031	5,627,000	6,196,734

Ally Financial, Inc. sub. unsec. notes 5 3/4s, 2025	760,000	737,200

American International Group, Inc. jr. unsec. sub. FRB
8.175s, 2058	2,072,000	2,584,820

Banco Bilbao Vizcaya Argentaria SA jr. unsec. sub. FRB 9s,
perpetual maturity (Spain)	1,200,000	1,218,000

Bank of America Corp. jr. unsec. sub. FRN Ser. AA, 6.1s,
perpetual maturity	1,010,000	977,175

CBRE Services, Inc. company guaranty sr. unsec. notes
5 1/4s, 2025	495,000	512,412

26	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.		Principal amount	Value

Financials cont.
CBRE Services, Inc. company guaranty sr. unsec. unsub.
notes 5s, 2023		$363,000	$364,178

CIT Group, Inc. sr. unsec. sub. notes 5s, 2023		1,435,000	1,420,650

CIT Group, Inc. sr. unsec. unsub. notes 5 3/8s, 2020		1,560,000	1,610,700

CIT Group, Inc. sr. unsec. unsub. notes 5s, 2022		1,090,000	1,094,088

CIT Group, Inc. 144A sr. unsec. notes 6 5/8s, 2018		150,000	157,688

Citigroup, Inc. jr. unsec. sub. FRN Ser. Q, 5.95s,
perpetual maturity		645,000	606,300

CNG Holdings, Inc./OH 144A sr. notes 9 3/8s, 2020		2,780,000	1,112,000

CNO Financial Group, Inc. sr. unsec. unsub. notes 5 1/4s, 2025		1,255,000	1,217,350

CNO Financial Group, Inc. sr. unsec. unsub. notes 4 1/2s, 2020		1,325,000	1,320,031

Credit Acceptance Corp. company guaranty sr. unsec. notes
6 1/8s, 2021		1,930,000	1,794,900

Credit Acceptance Corp. 144A company guaranty sr. unsec.
notes 7 3/8s, 2023		1,060,000	1,001,700

Credit Suisse Group AG 144A jr. unsec. sub. FRN 6 1/4s,
perpetual maturity (Switzerland)		525,000	468,563

DFC Finance Corp. 144A company guaranty sr. notes
10 1/2s, 2020		2,555,000	1,590,488

Dresdner Funding Trust I 144A jr. unsec. sub. notes 8.151s, 2031		2,092,000	2,353,500

E*Trade Financial Corp. sr. unsec. unsub. notes 5 3/8s, 2022		1,020,000	1,060,178

E*Trade Financial Corp. sr. unsec. unsub. notes 4 5/8s, 2023		2,150,000	2,096,250

Genworth Holdings, Inc. company guaranty jr. unsec. sub. FRN
6.15s, 2066		1,016,000	213,360

Hub Holdings, LLC/Hub Holdings Finance, Inc. 144A sr. unsec.
sub. notes 8 1/8s, 2019 ‡‡		705,000	586,913

HUB International, Ltd. 144A sr. unsec. notes 7 7/8s, 2021		2,858,000	2,557,910

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 6s, 2020		2,183,000	2,030,190

Icahn Enterprises LP/Icahn Enterprises Finance Corp. company
guaranty sr. unsec. notes 5 7/8s, 2022		1,902,000	1,659,495

Liberty Mutual Group, Inc. 144A company guaranty jr. unsec.
sub. bonds 7.8s, 2037		830,000	907,813

Lloyds Bank PLC jr. unsec. sub. FRN Ser. EMTN, 13s, perpetual
maturity (United Kingdom)	GBP	1,605,000	3,639,614

Lloyds Banking Group PLC jr. unsec. sub. FRB 7 1/2s, perpetual
maturity (United Kingdom)		$343,000	320,705

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2024 R		995,000	1,019,875

MPT Operating Partnership LP/MPT Finance Corp. company
guaranty sr. unsec. notes 6 3/8s, 2022 R		1,440,000	1,476,000

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 7 7/8s, 2020		1,380,000	1,300,650

Nationstar Mortgage, LLC/Nationstar Capital Corp. company
guaranty sr. unsec. unsub. notes 6 1/2s, 2021		2,940,000	2,590,875

Neuberger Berman Group, LLC/Neuberger Berman Finance
Corp. 144A sr. unsec. notes 5 7/8s, 2022		2,340,000	2,433,600

Ocwen Financial Corp. sr. unsec. notes 6 5/8s, 2019		1,892,000	1,622,390

OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. sub. notes 6 3/4s, 2019		1,180,000	1,116,575

High Yield Trust	27

CORPORATE BONDS AND NOTES (81.3%)* cont.		Principal amount	Value

Financials cont.
OneMain Financial Holdings, Inc. 144A company guaranty sr.
unsec. unsub. notes 7 1/4s, 2021		$2,337,000	$2,190,938

PHH Corp. sr. unsec. unsub. notes 6 3/8s, 2021		2,000,000	1,750,000

Provident Funding Associates LP/PFG Finance Corp. 144A
company guaranty sr. unsec. notes 6 3/4s, 2021		2,791,000	2,672,383

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 8s,
perpetual maturity (United Kingdom)		1,055,000	962,688

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7.648s,
perpetual maturity (United Kingdom)		6,390,000	7,444,300

Royal Bank of Scotland Group PLC jr. unsec. sub. FRB 7 1/2s,
perpetual maturity (United Kingdom)		1,905,000	1,719,072

Royal Bank of Scotland Group PLC jr. unsec. sub. FRN Ser. U,
7.64s, perpetual maturity (United Kingdom)		100,000	97,750

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes 7 3/4s, 2021		835,000	741,063

Springleaf Finance Corp. company guaranty sr. unsec. unsub.
notes Ser. MTN, 6.9s, 2017		1,670,000	1,640,775

Springleaf Finance Corp. sr. unsec. unsub. notes 5 1/4s, 2019		940,000	822,500

Stearns Holdings, Inc. 144A company guaranty sr. notes
9 3/8s, 2020		1,625,000	1,568,125

TMX Finance, LLC/TitleMax Finance Corp. 144A company
guaranty sr. notes 8 1/2s, 2018		1,919,000	1,573,580

TRI Pointe Group, Inc./TRI Pointe Homes, Inc. company
guaranty sr. unsec. unsub. notes 5 7/8s, 2024		2,948,000	2,800,600

USI, Inc./NY 144A sr. unsec. notes 7 3/4s, 2021		2,220,000	2,042,400

Walter Investment Management Corp. company guaranty sr.
unsec. notes 7 7/8s, 2021		2,110,000	1,503,375

Wayne Merger Sub, LLC 144A sr. unsec. notes 8 1/4s, 2023		1,739,000	1,565,100

			88,581,169
Gaming and lottery (2.6%)
Boyd Gaming Corp. company guaranty sr. unsec. sub. notes
6 7/8s, 2023		2,470,000	2,537,925

Eldorado Resorts, Inc. company guaranty sr. unsec. unsub.
notes 7s, 2023		2,475,000	2,468,813

Great Canadian Gaming Corp. 144A company guaranty sr.
unsec. notes 6 5/8s, 2022 (Canada)	CAD	3,139,000	2,293,929

Isle of Capri Casinos, Inc. company guaranty sr. unsec. notes
5 7/8s, 2021		$1,765,000	1,817,950

Penn National Gaming, Inc. sr. unsec. sub. notes 5 7/8s, 2021		2,599,000	2,529,139

Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp.
144A sr. notes 9 1/2s, 2019		1,097,000	1,124,425

ROC Finance, LLC/ROC Finance 1 Corp. 144A notes
12 1/8s, 2018		6,261,000	6,135,780

Scientific Games International, Inc. company guaranty sr. unsec.
notes 10s, 2022		7,114,000	5,584,490

Scientific Games International, Inc. company guaranty sr. unsec.
sub. notes 6 1/4s, 2020		675,000	364,500

Scientific Games International, Inc. 144A company guaranty sr.
notes 7s, 2022		565,000	549,463

			25,406,414

28	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Health care (8.5%)
Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 6 1/8s, 2021	$3,145,000	$3,223,625

Acadia Healthcare Co., Inc. company guaranty sr. unsec. sub.
notes 5 1/8s, 2022	1,675,000	1,660,763

AMAG Pharmaceuticals, Inc. 144A company guaranty sr. unsec.
notes 7 7/8s, 2023	2,910,000	2,531,700

Centene Corp. sr. unsec. unsub. notes 4 3/4s, 2022	2,415,000	2,433,113

Centene Escrow Corp. 144A sr. unsec. notes 6 1/8s, 2024	2,175,000	2,308,219

Centene Escrow Corp. 144A sr. unsec. notes 5 5/8s, 2021	675,000	705,375

CHS/Community Health Systems, Inc. company guaranty sr.
notes 5 1/8s, 2021	1,170,000	1,175,850

CHS/Community Health Systems, Inc. company guaranty sr.
unsec. notes 6 7/8s, 2022	2,150,000	1,843,625

Concordia Healthcare Corp. 144A company guaranty sr. unsec.
notes 7s, 2023 (Canada)	2,755,000	2,396,850

ConvaTec Healthcare E SA 144A company guaranty sr. unsec.
unsub. notes 10 1/2s, 2018 (Luxembourg)	2,131,000	2,186,939

Crimson Merger Sub, Inc. 144A sr. unsec. notes 6 5/8s, 2022	3,825,000	2,754,000

DPx Holdings BV 144A sr. unsec. sub. notes 7 1/2s,
2022 (Netherlands)	2,280,000	2,177,400

Endo Finance, LLC 144A company guaranty sr. unsec. notes
5 3/4s, 2022	4,079,000	4,119,790

Endo Finance, LLC/Endo Finco, Inc. 144A company guaranty sr.
unsec. unsub. notes 5 7/8s, 2023	1,298,000	1,298,000

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. notes 6s, 2025 (Ireland)	1,535,000	1,527,325

Endo Limited/Endo Finance LLC/Endo Finco, Inc. 144A
company guaranty sr. unsec. unsub. notes 6s, 2023 (Ireland)	1,195,000	1,206,950

Halyard Health, Inc. company guaranty sr. unsec. unsub. notes
6 1/4s, 2022	2,685,000	2,624,588

HCA, Inc. company guaranty sr. notes 6 1/2s, 2020	4,955,000	5,475,275

HCA, Inc. company guaranty sr. unsec. unsub. notes
7 1/2s, 2022	705,000	794,888

HCA, Inc. company guaranty sr. unsec. unsub. notes
5 3/8s, 2025	690,000	702,938

Horizon Pharma Financing, Inc. 144A company guaranty sr.
unsec. notes 6 5/8s, 2023	790,000	695,200

Jaguar Holding Co. II/Pharmaceutical Product Development,
LLC 144A company guaranty sr. unsec. notes 6 3/8s, 2023	2,605,000	2,657,100

JLL/Delta Dutch Pledgeco BV 144A sr. unsec. notes 8 3/4s,
2020 (Netherlands) ‡‡	1,765,000	1,570,850

Kinetic Concepts, Inc./KCI USA, Inc. company guaranty sub.
notes 10 1/2s, 2018	3,215,000	2,957,800

Kinetic Concepts, Inc./KCI USA, Inc. 144A company guaranty sr.
notes 7 7/8s, 2021	1,695,000	1,745,850

Mallinckrodt International Finance SA/Mallinckrodt CB, LLC
144A company guaranty sr. unsec. unsub. notes 5 1/2s,
2025 (Luxembourg)	2,050,000	1,932,125

MEDNAX, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2023	910,000	942,988

High Yield Trust	29

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Health care cont.
Molina Healthcare, Inc. 144A company guaranty sr. unsec. notes
5 3/8s, 2022	$1,605,000	$1,625,063

Omega Healthcare Investors, Inc. company guaranty sr. unsec.
unsub. notes 4.95s, 2024 R	2,145,000	2,192,664

Service Corp. International/US sr. unsec. notes 5 3/8s, 2022	2,554,000	2,668,930

Service Corp. International/US sr. unsec. unsub. notes
5 3/8s, 2024	3,800,000	4,042,250

Sterigenics-Nordion Holdings, LLC 144A sr. unsec. notes
6 1/2s, 2023	1,285,000	1,207,900

Tenet Healthcare Corp. company guaranty sr. bonds
4 1/2s, 2021	2,675,000	2,658,281

Tenet Healthcare Corp. company guaranty sr. notes 6 1/4s, 2018	860,000	911,600

Tenet Healthcare Corp. company guaranty sr. sub.
notes 6s, 2020	2,520,000	2,676,240

Tenet Healthcare Corp. 144A company guaranty sr. FRN
4.012s, 2020	2,920,000	2,876,200

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 6 1/8s, 2025	2,100,000	1,762,688

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 7/8s, 2023	2,345,000	1,978,594

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 5/8s, 2021	925,000	791,449

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 1/2s, 2023	1,100,000	915,750

Valeant Pharmaceuticals International, Inc. 144A company
guaranty sr. unsec. notes 5 3/8s, 2020	2,250,000	2,036,250

		83,992,985
Homebuilding (2.7%)
American Builders & Contractors Supply Co., Inc. 144A sr. unsec.
notes 5 3/4s, 2023	1,575,000	1,620,281

Brookfield Residential Properties, Inc. 144A company guaranty
sr. unsec. notes 6 1/2s, 2020 (Canada)	3,150,000	2,866,500

Brookfield Residential Properties, Inc./Brookfield Residential
US Corp. 144A company guaranty sr. unsec. notes 6 1/8s,
2022 (Canada)	815,000	680,525

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
6 1/4s, 2021	2,948,000	3,110,140

CalAtlantic Group, Inc. company guaranty sr. unsec. sub. notes
5 7/8s, 2024	1,230,000	1,288,425

Howard Hughes Corp. (The) 144A sr. unsec. notes 6 7/8s, 2021	4,575,000	4,500,656

Lennar Corp. company guaranty sr. unsec. unsub. notes
4 3/4s, 2021	1,375,000	1,381,875

Mattamy Group Corp. 144A sr. unsec. notes 6 1/2s,
2020 (Canada)	3,336,000	2,885,640

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
7 7/8s, 2032	2,499,000	2,836,365

PulteGroup, Inc. company guaranty sr. unsec. unsub. notes
5 1/2s, 2026	3,015,000	3,048,919

Realogy Group, LLC/Realogy Co-Issuer Corp. 144A company
guaranty sr. unsec. notes 5 1/4s, 2021	810,000	823,163

30	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Homebuilding cont.
Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. sub. notes 5 5/8s, 2024	$1,535,000	$1,366,150

Taylor Morrison Communities, Inc./Monarch Communities, Inc.
144A company guaranty sr. unsec. unsub. notes 5 7/8s, 2023	825,000	759,000

		27,167,639
Lodging/Tourism (0.6%)
MGM Resorts International company guaranty sr. unsec. unsub.
notes 8 5/8s, 2019	569,000	644,393

MGM Resorts International company guaranty sr. unsec. unsub.
notes 6 5/8s, 2021	945,000	999,338

SugarHouse HSP Gaming Prop. Mezz LP/SugarHouse HSP
Gaming Finance Corp. 144A sr. notes 6 3/8s, 2021	4,607,000	4,284,510

		5,928,241
Media (0.3%)
Nielsen Co. Luxembourg Sarl (The) 144A company guaranty sr.
unsec. sub. notes 5 1/2s, 2021 (Luxembourg)	2,680,000	2,787,200

		2,787,200
Regional Bells (0.7%)
Frontier Communications Corp. sr. unsec. notes 6 1/4s, 2021	1,605,000	1,422,431

Frontier Communications Corp. 144A sr. unsec. notes 11s, 2025	1,893,000	1,895,366

Frontier Communications Corp. 144A sr. unsec. notes
10 1/2s, 2022	2,555,000	2,580,550

Frontier Communications Corp. 144A sr. unsec. notes
8 7/8s, 2020	785,000	810,513

		6,708,860
Retail (2.3%)
Bon-Ton Department Stores, Inc. (The) company guaranty notes
10 5/8s, 2017	2,434,000	1,825,500

Bon-Ton Department Stores, Inc. (The) company guaranty
notes 8s, 2021	1,941,000	708,465

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 3/4s, 2023	870,000	925,463

Dollar Tree, Inc. 144A company guaranty sr. unsec. unsub. notes
5 1/4s, 2020	605,000	635,250

JC Penney Corp, Inc. company guaranty sr. unsec. bonds
8 1/8s, 2019	1,545,000	1,564,313

JC Penney Corp, Inc. company guaranty sr. unsec. unsub. notes
5.65s, 2020	420,000	384,300

Jo-Ann Stores Holdings, Inc. 144A sr. unsec. notes
9 3/4s, 2019 ‡‡	1,815,000	1,179,750

Jo-Ann Stores, Inc. 144A sr. unsec. notes 8 1/8s, 2019	3,805,000	2,996,438

L Brands, Inc. company guaranty sr. unsec. notes 6 5/8s, 2021	215,000	240,263

L Brands, Inc. company guaranty sr. unsec. sub. notes
5 5/8s, 2022	1,470,000	1,576,575

Neiman Marcus Group, LLC (The) company guaranty sr. notes
7 1/8s, 2028	1,996,000	1,666,660

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8 3/4s, 2021 ‡‡	3,665,000	2,208,163

Neiman Marcus Group, Ltd. 144A company guaranty sr. unsec.
sub. notes 8s, 2021	3,085,000	2,174,617

High Yield Trust	31

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Retail cont.
Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/4s, 2022	$2,490,000	$2,490,000

Penske Automotive Group, Inc. company guaranty sr. unsec.
sub. notes 5 3/8s, 2024	1,860,000	1,804,200

		22,379,957
Technology (3.6%)
ACI Worldwide, Inc. 144A company guaranty sr. unsec. unsub.
notes 6 3/8s, 2020	738,000	753,683

Avaya, Inc. 144A company guaranty notes 10 1/2s, 2021	2,796,000	712,980

Avaya, Inc. 144A company guaranty sr. notes 7s, 2019	6,075,000	3,736,125

CommScope Technologies Finance, LLC 144A sr. unsec.
notes 6s, 2025	1,711,000	1,693,890

First Data Corp. 144A company guaranty sr. unsec. unsub.
notes 7s, 2023	3,915,000	3,915,000

First Data Corp. 144A notes 5 3/4s, 2024	2,590,000	2,606,188

First Data Corp. 144A sr. notes 5 3/8s, 2023	2,095,000	2,178,800

Infor US, Inc. 144A company guaranty sr. notes 5 3/4s, 2020	734,000	739,505

Infor US, Inc. 144A company guaranty sr. unsec. notes
6 1/2s, 2022	5,127,000	4,447,673

Iron Mountain, Inc. company guaranty sr. unsec. notes 6s, 2023 R	2,400,000	2,550,000

Iron Mountain, Inc. 144A company guaranty sr. unsec.
notes 6s, 2020 R	915,000	969,900

Micron Technology, Inc. company guaranty sr. unsec. unsub.
notes 5 7/8s, 2022	2,195,000	2,016,437

Micron Technology, Inc. 144A sr. unsec. unsub. notes
5 1/4s, 2023	1,645,000	1,406,475

Plantronics, Inc. 144A company guaranty sr. unsec. notes
5 1/2s, 2023	3,135,000	2,993,925

SoftBank Corp. 144A company guaranty sr. unsec. unsub. notes
4 1/2s, 2020 (Japan)	935,000	923,313

Syniverse Holdings, Inc. company guaranty sr. unsec. notes
9 1/8s, 2019	820,000	297,250

Zebra Technologies Corp. sr. unsec. unsub. bonds 7 1/4s, 2022	3,565,000	3,716,513

		35,657,657
Telecommunications (3.8%)
Altice Finco SA 144A company guaranty sr. unsec. unsub. notes
7 5/8s, 2025 (Luxembourg)	1,100,000	990,550

Crown Castle International Corp. sr. unsec. notes 5 1/4s, 2023 R	2,355,000	2,493,356

Crown Castle International Corp. sr. unsec. notes 4 7/8s, 2022 R	580,000	607,550

Digicel Group, Ltd. 144A sr. unsec. notes 8 1/4s, 2020 (Jamaica)	3,465,000	2,702,700

Digicel, Ltd. 144A company guaranty sr. unsec. notes 6 3/4s,
2023 (Jamaica)	2,585,000	2,197,250

Intelsat Jackson Holdings SA company guaranty sr. unsec. notes
7 1/2s, 2021 (Bermuda)	926,000	643,570

Intelsat Luxembourg SA company guaranty sr. unsec. bonds
7 3/4s, 2021 (Luxembourg)	379,000	113,700

Intelsat Luxembourg SA company guaranty sr. unsec. sub.
bonds 8 1/8s, 2023 (Luxembourg)	758,000	231,190

Level 3 Communications, Inc. sr. unsec. unsub. notes
5 3/4s, 2022	1,925,000	1,987,563

32	High Yield Trust

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Telecommunications cont.
Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 6 1/8s, 2021	$965,000	$1,008,425

Level 3 Financing, Inc. company guaranty sr. unsec. unsub.
notes 5 3/8s, 2022	1,275,000	1,310,063

Level 3 Financing, Inc. 144A company guaranty sr. unsec. unsub.
notes 5 3/8s, 2024	1,005,000	1,030,125

Qwest Corp. sr. unsec. unsub. notes 7 1/4s, 2025	2,436,000	2,700,004

Sprint Capital Corp. company guaranty sr. unsec. unsub. notes
6 7/8s, 2028	5,247,000	3,804,075

Sprint Communications, Inc. 144A company guaranty sr. unsec.
notes 9s, 2018	2,086,000	2,165,477

Sprint Corp. company guaranty sr. unsec. sub. notes
7 7/8s, 2023	7,240,000	5,357,600

Sprint Corp. company guaranty sr. unsec. sub. notes
7 1/4s, 2021	4,075,000	3,066,438

West Corp. 144A company guaranty sr. unsec. sub. notes
5 3/8s, 2022	4,385,000	3,924,575

Wind Acquisition Finance SA 144A company guaranty notes
7 3/8s, 2021 (Luxembourg)	1,405,000	1,292,600

		37,626,811
Telephone (1.9%)
T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 5/8s, 2023	1,554,000	1,631,700

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 3/8s, 2025	4,140,000	4,181,400

T-Mobile USA, Inc. company guaranty sr. unsec. notes
6 1/4s, 2021	1,444,000	1,516,200

T-Mobile USA, Inc. company guaranty sr. unsec. notes 6s, 2023	405,000	417,150

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.836s, 2023	145,000	150,438

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6.633s, 2021	2,015,000	2,156,050

T-Mobile USA, Inc. company guaranty sr. unsec. unsub. notes
6 1/8s, 2022	2,353,000	2,423,590

Windstream Services, LLC company guaranty sr. unsec. notes
7 3/4s, 2021	3,317,000	2,676,404

Windstream Services, LLC company guaranty sr. unsec. notes
6 3/8s, 2023	4,699,000	3,406,775

		18,559,707
Tire and rubber (0.2%)
American Tire Distributors, Inc. 144A sr. unsec. sub. notes
10 1/4s, 2022	2,766,000	2,378,760

		2,378,760
Transportation (0.8%)
Air Medical Merger Sub Corp. 144A sr. unsec. notes 6 3/8s, 2023	3,445,000	3,074,663

Watco Cos., LLC/Watco Finance Corp. 144A company guaranty
sr. unsec. notes 6 3/8s, 2023	5,382,000	5,085,990

		8,160,653
Utilities and power (4.7%)
AES Corp./Virginia (The) sr. unsec. notes 8s, 2020	791,000	868,123

AES Corp./Virginia (The) sr. unsec. notes 5 1/2s, 2025	3,836,000	3,452,400

AES Corp./Virginia (The) sr. unsec. notes 4 7/8s, 2023	950,000	843,125

High Yield Trust	33

CORPORATE BONDS AND NOTES (81.3%)* cont.	Principal amount	Value

Utilities and power cont.
AES Corp./Virginia (The) sr. unsec. unsub. notes 7 3/8s, 2021	$2,965,000	$3,076,188

Calpine Corp. sr. unsec. sub. notes 5 3/4s, 2025	4,635,000	4,171,500

Calpine Corp. 144A company guaranty sr. notes 6s, 2022	900,000	920,250

Calpine Corp. 144A company guaranty sr. sub. notes
5 7/8s, 2024	550,000	561,000

Colorado Interstate Gas Co., LLC company guaranty sr. unsec.
notes 6.85s, 2037	3,492,000	2,767,539

DPL, Inc. sr. unsec. sub. notes 6 1/2s, 2016	231,000	233,888

Dynegy, Inc. company guaranty sr. unsec. notes 7 3/8s, 2022	225,000	187,875

Dynegy, Inc. company guaranty sr. unsec. notes 6 3/4s, 2019	4,379,000	4,058,786

Dynegy, Inc. company guaranty sr. unsec. unsub. notes
7 5/8s, 2024	150,000	124,125

El Paso Natural Gas Co., LLC company guaranty sr. unsec. notes
8 5/8s, 2022	1,597,000	1,702,691

Energy Future Intermediate Holding Co., LLC/EFIH Finance, Inc.
144A notes 11 3/4s, 2022 (In default) †	2,519,128	2,657,680

Energy Transfer Equity LP company guaranty sr. notes
7 1/2s, 2020	1,785,000	1,633,275

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 7 3/4s, 2022	695,000	187,650

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. notes 6 3/8s, 2023	1,045,000	282,150

EP Energy, LLC/Everest Acquisition Finance, Inc. company
guaranty sr. unsec. sub. notes 9 3/8s, 2020	5,175,000	1,500,750

GenOn Americas Generation, LLC sr. unsec. notes 9 1/8s, 2031	1,285,000	706,750

GenOn Americas Generation, LLC sr. unsec. notes 8 1/2s, 2021	3,241,000	1,782,550

GenOn Energy, Inc. sr. unsec. notes 9 1/2s, 2018	610,000	396,500

GenOn Energy, Inc. sr. unsec. sub. notes 9 7/8s, 2020	765,000	462,825

NRG Energy, Inc. company guaranty sr. unsec. sub. notes
7 7/8s, 2021	5,521,000	5,210,444

NRG Yield Operating, LLC company guaranty sr. unsec. notes
5 3/8s, 2024	1,310,000	1,152,800

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. notes 5s, 2022	1,260,000	1,047,601

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 6 1/2s, 2021	200,000	185,500

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 7/8s, 2022	1,840,000	1,616,907

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 5 1/2s, 2023	1,720,000	1,444,800

Regency Energy Partners LP/Regency Energy Finance Corp.
company guaranty sr. unsec. unsub. notes 4 1/2s, 2023	1,177,000	995,154

Southern Star Central Corp. 144A sr. unsec. notes 5 1/8s, 2022	2,385,000	2,027,250

Texas Competitive Electric Holdings Co., LLC/TCEH Finance, Inc.
144A company guaranty sr. notes 11 1/2s, 2020 (In default) †	1,345,000	393,413

		46,651,489

Total corporate bonds and notes (cost $930,917,962)		$807,197,909

34	High Yield Trust

SENIOR LOANS (4.8%)* [c]	Principal amount	Value

Academy, Ltd. bank term loan FRN Ser. B, 5s, 2022	$2,551,851	$2,339,728

AMAG Pharmaceuticals, Inc. bank term loan FRN Ser. B,
4 3/4s, 2021	962,813	929,114

Asurion, LLC bank term loan FRN 8 1/2s, 2021	1,865,000	1,505,406

Avaya, Inc. bank term loan FRN Ser. B7, 6 1/4s, 2020	2,583,697	1,532,992

Builders FirstSource, Inc. bank term loan FRN Ser. B, 6s, 2022	866,333	836,733

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B6, 11 1/4s, 2017	5,210,117	4,536,058

Caesars Entertainment Operating Co., Inc. bank term loan FRN
Ser. B7, 10 3/4s, 2017	1,029,825	844,457

Caesars Growth Properties Holdings, LLC bank term loan FRN
6 1/4s, 2021	3,678,975	2,887,995

CEC Entertainment, Inc. bank term loan FRN Ser. B, 4 1/4s, 2021	1,871,663	1,760,533

Concordia Healthcare Corp. bank term loan FRN Ser. B, 5 1/4s,
2021 (Canada)	2,195,000	2,097,597

CPG International, Inc. bank term loan FRN Ser. B, 4 3/4s, 2020	1,818,976	1,709,838

DBP Holding Corp. bank term loan FRN Ser. B, 5 1/4s, 2019	925,000	772,375

Del Monte Foods, Inc. bank term loan FRN 8 1/4s, 2021	1,440,000	1,065,600

Getty Images, Inc. bank term loan FRN Ser. B, 4 3/4s, 2019	2,307,314	1,574,742

iHeartCommunications, Inc. bank term loan FRN Ser. D,
6.938s, 2019	2,546,000	1,646,626

iStar, Inc. bank term loan FRN Ser. A2, 7s, 2017 R	426,368	421,039

J Crew Group, Inc. bank term loan FRN Ser. B, 4s, 2021	3,039,532	2,033,772

Jeld-Wen, Inc. bank term loan FRN 4s, 2021	1,526,146	1,500,710

Jeld-Wen, Inc. bank term loan FRN Ser. B, 4 3/4s, 2022	1,885,275	1,853,853

Manitowac Foodservice, Inc. bank term loan FRN 5 3/4s, 2023	1,245,000	1,240,331

Navistar, Inc. bank term loan FRN Ser. B, 6 1/2s, 2020	3,137,138	2,672,449

Patheon, Inc. bank term loan FRN Ser. B, 4 1/4s,
2021 (Netherlands)	822,404	780,873

PET Acquisition Merger Sub, LLC bank term loan FRN Ser. B1,
5 3/4s, 2023	1,785,000	1,745,730

ROC Finance, LLC bank term loan FRN 5s, 2019	2,308,482	2,073,786

Scientific Games International, Inc. bank term loan FRN
Ser. B2, 6s, 2021	1,470,000	1,336,965

Talbots, Inc. (The) bank term loan FRN 9 1/2s, 2021	1,565,000	1,457,406

Talbots, Inc. (The) bank term loan FRN 5 1/2s, 2020	1,587,879	1,480,697

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676s, 2017	4,891,407	1,400,165

Texas Competitive Electric Holdings Co., LLC bank term loan
FRN 4.676s, 2017	50,201	14,370

Vantage Drilling International bank term loan FRN Ser. B, 5 3/4s,
2019 (Cayman Islands)	853,125	140,766

Yonkers Racing Corp. bank term loan FRN 4 1/4s, 2019	1,296,798	1,282,209

Total senior loans (cost $58,127,622)		$47,474,915

COMMON STOCKS (1.6%)*	Shares	Value

Ally Financial, Inc. †	122,265	$2,149,419

Berry Plastics Group, Inc. †	54,910	1,709,348

Blue Buffalo Pet Products, Inc. †	53,285	975,116

CIT Group, Inc.	35,508	1,058,493

High Yield Trust	35

COMMON STOCKS (1.6%)* cont.	Shares	Value

Connacher Oil and Gas, Ltd. (Canada) †	35,647	$6,142

DISH Network Corp. Class A †	28,200	1,329,066

Eldorado Resorts, Inc. †	87,925	880,129

EP Energy Corp. Class A †	116,332	200,091

General Motors Co.	31,956	940,785

Hilton Worldwide Holdings, Inc.	42,995	893,436

Live Nation Entertainment, Inc. †	65,275	1,435,397

Lone Pine Resources Canada, Ltd. (Canada) † F	87,188	872

Lone Pine Resources, Inc. Class A (Canada) † F	87,188	872

Penn National Gaming, Inc. †	122,145	1,690,487

Service Corp. International/US	57,615	1,355,105

Seventy Seven Energy, Inc. †	60,780	29,174

Spectrum Brands Holdings, Inc.	13,280	1,271,826

Tribune Media Co. Class 1C F	297,958	74,489

Total common stocks (cost $21,814,599)		$16,000,247

CONVERTIBLE PREFERRED STOCKS (1.2%)*	Shares	Value

Allergan PLC Ser. A, 5.50% cv. pfd.	2,467	$2,383,073

American Tower Corp. $5.50 cv. pfd. R	23,000	2,258,313

Crown Castle International Corp. Ser. A, $4.50 cv. pfd. R	14,630	1,554,438

EPR Properties Ser. C, $1.438 cv. pfd. R	75,313	1,878,615

T-Mobile US, Inc. Ser. A, $2.75 cv. pfd.	40,485	2,596,708

Tyson Foods, Inc. $2.375 cv. pfd.	15,619	1,127,067

Total convertible preferred stocks (cost $11,001,343)		$11,798,214

CONVERTIBLE BONDS AND NOTES (0.4%)*	Principal amount	Value

iStar, Inc. cv. sr. unsec. unsub. notes 3s, 2016 R	$1,377,000	$1,356,345

Jazz US Holdings, Inc. cv. company guaranty sr. unsec.
notes 8s, 2018	1,132,000	1,699,415

Navistar International Corp. cv. sr. unsec. sub. bonds
4 1/2s, 2018	736,000	297,160

ON Semiconductor Corp. 144A cv. company guaranty sr. unsec.
unsub. notes 1s, 2020	1,008,000	881,370

Total convertible bonds and notes (cost $4,138,793)		$4,234,290

PREFERRED STOCKS (0.1%)*	Shares	Value

M/I Homes, Inc. Ser. A, $2.438 pfd.	47,371	$1,187,591

Total preferred stocks (cost $968,988)		$1,187,591

SHORT-TERM INVESTMENTS (8.8%)*	Principal amount/shares		Value

Putnam Short Term Investment Fund 0.41% L	Shares	85,921,452	$85,921,452

U.S. Treasury Bills 0.30%, May 19, 2016 §		$1,383,000	1,382,106

Total short-term investments (cost $87,303,562)			$87,303,558

TOTAL INVESTMENTS

Total investments (cost $1,114,272,869)			$975,196,724

36	High Yield Trust

Key to holding’s currency abbreviations

CAD	Canadian Dollar
EUR	Euro
GBP	British Pound

Key to holding’s abbreviations

EMTN	Euro Medium Term Notes
FRB	Floating Rate Bonds: the rate shown is the current interest rate at the close of the reporting period
FRN	Floating Rate Notes: the rate shown is the current interest rate or yield at the close of the reporting period
MTN	Medium Term Notes

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from September 1, 2015 through February 29, 2016 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $992,866,514.

† This security is non-income-producing.

‡‡ Income may be received in cash or additional securities at the discretion of the issuer.

§ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on the initial margin on certain centrally cleared derivative contracts at the close of the reporting period.

c Senior loans are exempt from registration under the Securities Act of 1933, as amended, but contain certain restrictions on resale and cannot be sold publicly. These loans pay interest at rates which adjust periodically. The interest rates shown for senior loans are the current interest rates at the close of the reporting period. Senior loans are also subject to mandatory and/or optional prepayment which cannot be predicted. As a result, the remaining maturity may be substantially less than the stated maturity shown (Notes 1 and 6).

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

R Real Estate Investment Trust.

At the close of the reporting period, the fund maintained liquid assets totaling $20,171,240 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

Debt obligations are considered secured unless otherwise indicated.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The dates shown on debt obligations are the original maturity dates.

High Yield Trust	37

FORWARD CURRENCY CONTRACTS at 2/29/16 (aggregate face value $10,215,841) (Unaudited)

						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

	Bank of America N.A.
	Canadian Dollar	Sell	4/20/16	$41,392	$40,278	$(1,114)

	Credit Suisse International
	British Pound	Buy	3/16/16	737,015	798,608	(61,593)

	Goldman Sachs International
	Euro	Sell	3/16/16	496,471	486,047	(10,424)

HSBC Bank USA, National Association
	Canadian Dollar	Sell	4/20/16	465,359	452,920	(12,439)

	JPMorgan Chase Bank N.A.
	Canadian Dollar	Sell	4/20/16	1,332,733	1,297,443	(35,290)

	State Street Bank and Trust Co.
	Canadian Dollar	Sell	4/20/16	2,104,761	2,048,162	(56,599)

	UBS AG
	British Pound	Sell	3/16/16	4,013,423	4,349,119	335,696

	WestPac Banking Corp.
	Canadian Dollar	Buy	4/20/16	763,748	743,264	20,484

	Total					$178,721

CENTRALLY CLEARED CREDIT DEFAULT CONTRACTS OUTSTANDING at 2/29/16 (Unaudited)

		Upfront			Payments
		premium		Termi-	received	Unrealized
		received	Notional	nation	(paid) by fund	appreciation/
Referenced debt*	Rating***	(paid)**	amount	date	per annum	(depreciation)

NA HY Series 25	B+/P	$413,590	$20,000,000	12/20/20	500 bp	$247,730
Index

Total		$413,590				$247,730

*Payments related to the referenced debt are made upon a credit default event.

**Upfront premium is based on the difference between the original spread on issue and the market spread on day of execution.

***Ratings are presented for credit default contracts in which the fund has sold protection on the underlying referenced debt. Ratings for an underlying index represent the average of the ratings of all the securities included in that index. The Moody’s, Standard & Poor’s or Fitch ratings are believed to be the most recent ratings available at February 29, 2016. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.”

38	High Yield Trust

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Capital goods	$1,709,348	$—	$—

Communication services	1,329,066	—	—

Consumer cyclicals	5,840,234	—	74,489

Consumer staples	2,246,942	—	—

Energy	235,407	—	1,744

Financials	3,207,912	—	—

Health care	1,355,105	—	—

Total common stocks	15,924,014	—	76,233

Convertible bonds and notes	$—	$4,234,290	$—

Convertible preferred stocks	—	11,798,214	—

Corporate bonds and notes	—	807,197,871	38

Preferred stocks	—	1,187,591	—

Senior loans	—	47,474,915	—

Short-term investments	85,921,452	1,382,106	—

Totals by level	$101,845,466	$873,274,987	$76,271

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$178,721	$—

Credit default contracts	—	(165,860)	—

Totals by level	$—	$12,861	$—

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

During the reporting period, transfers within the fair value hierarchy, if any, did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

High Yield Trust	39

Statement of assets and liabilities 2/29/16 (Unaudited)

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,028,351,417)	$889,275,272
Affiliated issuers (identified cost $85,921,452) (Notes 1 and 5)	85,921,452

Cash	89,008

Dividends, interest and other receivables	19,194,458

Receivable for shares of the fund sold	14,207,764

Receivable for investments sold	3,625,571

Receivable for variation margin (Note 1)	81,506

Unrealized appreciation on forward currency contracts (Note 1)	356,180

Prepaid assets	53,080

Total assets	1,012,804,291

LIABILITIES

Payable for investments purchased	16,449,014

Payable for shares of the fund repurchased	1,571,806

Payable for compensation of Manager (Note 2)	425,746

Payable for custodian fees (Note 2)	10,632

Payable for investor servicing fees (Note 2)	257,279

Payable for Trustee compensation and expenses (Note 2)	519,110

Payable for administrative services (Note 2)	4,009

Payable for distribution fees (Note 2)	346,473

Unrealized depreciation on forward currency contracts (Note 1)	177,459

Other accrued expenses	176,249

Total liabilities	19,937,777

Net assets	$992,866,514

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,393,138,640

Undistributed net investment income (Note 1)	7,040,775

Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(268,663,173)

Net unrealized depreciation of investments and assets and liabilities in foreign currencies	(138,649,728)

Total — Representing net assets applicable to capital shares outstanding	$992,866,514

(Continued on next page)

40	High Yield Trust

Statement of assets and liabilities (Continued)

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($758,563,153 divided by 111,043,047 shares)	$6.83

Offering price per class A share (100/96.00 of $6.83)*	$7.11

Net asset value and offering price per class B share ($11,624,098 divided by 1,703,838 shares)**	$6.82

Net asset value and offering price per class C share ($44,546,505 divided by 6,582,867 shares)**	$6.77

Net asset value and redemption price per class M share ($12,329,943 divided by 1,796,031 shares)	$6.87

Offering price per class M share (100/96.75 of $6.87)†	$7.10

Net asset value, offering price and redemption price per class R share
($7,875,058 divided by 1,179,394 shares)	$6.68

Net asset value, offering price and redemption price per class Y share
($157,927,757 divided by 23,652,608 shares)	$6.68

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

High Yield Trust	41

Statement of operations Six months ended 2/29/16 (Unaudited)

INVESTMENT INCOME

Interest (including interest income of $87,253 from investments in affiliated issuers) (Note 5)	$35,095,451

Dividends	462,066

Total investment income	35,557,517

EXPENSES

Compensation of Manager (Note 2)	2,964,800

Investor servicing fees (Note 2)	817,329

Custodian fees (Note 2)	16,282

Trustee compensation and expenses (Note 2)	43,158

Distribution fees (Note 2)	1,311,234

Administrative services (Note 2)	17,311

Other	230,640

Total expenses	5,400,754

Expense reduction (Note 2)	(1,147)

Net expenses	5,399,607

Net investment income	30,157,910

Net realized loss on investments (Notes 1 and 3)	(36,451,603)

Net increase from payments by affiliates (Note 2)	6,025

Net realized loss on swap contracts (Note 1)	(135,850)

Net realized gain on foreign currency transactions (Note 1)	363,524

Net unrealized appreciation of assets and liabilities in foreign currencies during the period	85,130

Net unrealized depreciation of investments and swap contracts during the period	(66,202,150)

Net loss on investments	(102,334,924)

Net decrease in net assets resulting from operations	$(72,177,014)

The accompanying notes are an integral part of these financial statements.

42	High Yield Trust

Statement of changes in net assets

DECREASE IN NET ASSETS	Six months ended 2/29/16*	Year ended 8/31/15

Operations:
Net investment income	$30,157,910	$64,552,513

Net realized gain (loss) on investments
and foreign currency transactions	(36,217,904)	14,142,104

Net unrealized depreciation of investments and assets
and liabilities in foreign currencies	(66,117,020)	(121,433,718)

Net decrease in net assets resulting from operations	(72,177,014)	(42,739,101)

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	(23,250,082)	(50,014,866)

Class B	(323,450)	(754,931)

Class C	(1,053,797)	(2,230,568)

Class M	(355,350)	(861,599)

Class R	(238,619)	(587,353)

Class Y	(5,779,474)	(11,777,809)

Decrease from capital share transactions (Note 4)	(29,382,237)	(109,641,188)

Total decrease in net assets	(132,560,023)	(218,607,415)

NET ASSETS

Beginning of period	1,125,426,537	1,344,033,952

End of period (including undistributed net investment
income of $7,040,775 and $7,883,637, respectively)	$992,866,514	$1,125,426,537

* Unaudited.

The accompanying notes are an integral part of these financial statements.

High Yield Trust	43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%)[b]	(in thousands)	(%)[c]	net assets (%)	(%)

Class A
February 29, 2016**	$7.52	.20	(.68)	(.48)	(.21)	(.21)	—	—	$6.83	(6.44)*	$758,563	.51*	2.84*	18*
August 31, 2015	8.20	.41	(.67)	(.26)	(.42)	(.42)	—	—	7.52	(3.27)	849,769	1.00	5.19	47
August 31, 2014	7.88	.43	.33	.76	(.44)	(.44)	—	—	8.20	9.77	1,058,920	1.01	5.29	51
August 31, 2013	7.76	.49	.11	.60	(.48)	(.48)	—[d]	—	7.88	7.84	1,060,905	1.02	6.11	51
August 31, 2012	7.39	.51	.38	.89	(.52)	(.52)	—[d]	—	7.76	12.49	1,200,821	1.02	6.81	46
August 31, 2011	7.40	.56	(.03)	.53	(.54)	(.54)	—[d]	—[e,f,g]	7.39	7.07	1,108,763	1.00	7.15	72

Class B
February 29, 2016**	$7.51	.18	(.69)	(.51)	(.18)	(.18)	—	—	$6.82	(6.82)*	$11,624	.88*	2.47*	18*
August 31, 2015	8.19	.35	(.67)	(.32)	(.36)	(.36)	—	—	7.51	(4.02)	14,175	1.75	4.44	47
August 31, 2014	7.86	.37	.33	.70	(.37)	(.37)	—	—	8.19	9.11	19,427	1.76	4.54	51
August 31, 2013	7.74	.43	.11	.54	(.42)	(.42)	—[d]	—	7.86	7.05	20,077	1.77	5.34	51
August 31, 2012	7.38	.45	.37	.82	(.46)	(.46)	—[d]	—	7.74	11.51	20,589	1.77	6.08	46
August 31, 2011	7.39	.50	(.03)	.47	(.48)	(.48)	—[d]	—[e,f,g]	7.38	6.24	22,545	1.75	6.43	72

Class C
February 29, 2016**	$7.45	.18	(.68)	(.50)	(.18)	(.18)	—	—	$6.77	(6.74)*	$44,547	.88*	2.47*	18*
August 31, 2015	8.13	.35	(.67)	(.32)	(.36)	(.36)	—	—	7.45	(4.05)	40,895	1.75	4.45	47
August 31, 2014	7.81	.37	.33	.70	(.38)	(.38)	—	—	8.13	9.05	49,810	1.76	4.54	51
August 31, 2013	7.69	.42	.12	.54	(.42)	(.42)	—[d]	—	7.81	7.10	48,785	1.77	5.36	51
August 31, 2012	7.34	.45	.36	.81	(.46)	(.46)	—[d]	—	7.69	11.48	55,496	1.77	6.02	46
August 31, 2011	7.35	.49	(.02)	.47	(.48)	(.48)	—[d]	—[e,f,g]	7.34	6.34	38,589	1.75	6.39	72

Class M
February 29, 2016**	$7.55	.20	(.68)	(.48)	(.20)	(.20)	—	—	$6.87	(6.41)*	$12,330	.63*	2.72*	18*
August 31, 2015	8.23	.39	(.67)	(.28)	(.40)	(.40)	—	—	7.55	(3.55)	13,755	1.25	4.93	47
August 31, 2014	7.90	.41	.33	.74	(.41)	(.41)	—	—	8.23	9.55	22,440	1.26	5.04	51
August 31, 2013	7.78	.47	.11	.58	(.46)	(.46)	—[d]	—	7.90	7.50	20,741	1.27	5.84	51
August 31, 2012	7.41	.49	.38	.87	(.50)	(.50)	—[d]	—	7.78	12.16	20,501	1.27	6.56	46
August 31, 2011	7.42	.54	(.03)	.51	(.52)	(.52)	—[d]	—[e,f,g]	7.41	6.74	18,768	1.25	6.90	72

Class R
February 29, 2016**	$7.36	.19	(.67)	(.48)	(.20)	(.20)	—	—	$6.68	(6.54)*	$7,875	.63*	2.72*	18*
August 31, 2015	8.03	.38	(.65)	(.27)	(.40)	(.40)	—	—	7.36	(3.47)	11,037	1.25	4.94	47
August 31, 2014	7.72	.40	.32	.72	(.41)	(.41)	—	—	8.03	9.53	12,336	1.26	5.04	51
August 31, 2013	7.61	.46	.11	.57	(.46)	(.46)	—[d]	—	7.72	7.60	12,462	1.27	5.83	51
August 31, 2012	7.26	.48	.37	.85	(.50)	(.50)	—[d]	—	7.61	12.17	10,744	1.27	6.54	46
August 31, 2011	7.30	.52	(.04)	.48	(.52)	(.52)	—[d]	—[e,f,g]	7.26	6.49	8,473	1.25	6.86	72

Class Y
February 29, 2016**	$7.36	.21	(.67)	(.46)	(.22)	(.22)	—	—	$6.68	(6.31)*	$157,928	.39*	2.96*	18*
August 31, 2015	8.04	.42	(.66)	(.24)	(.44)	(.44)	—	—	7.36	(3.03)	195,796.75		5.47	47
August 31, 2014	7.73	.44	.33	.77	(.46)	(.46)	—	—	8.04	10.16	181,102.76		5.54	51
August 31, 2013	7.63	.49	.11	.60	(.50)	(.50)	—[d]	—	7.73	8.03	182,624.77		6.30	51
August 31, 2012	7.28	.52	.37	.89	(.54)	(.54)	—[d]	—	7.63	12.71	164,060.77		7.01	46
August 31, 2011	7.31	.57	(.04)	.53	(.56)	(.56)	—[d]	—[e,f,g]	7.28	7.18	84,635.75		7.41	72

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

44	High Yield Trust	High Yield Trust	45

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d Amount represents less than $0.01 per share.

e Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Zurich Capital Markets, Inc., which amounted to less than $0.01 per share outstanding on December 21, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Southwest Securities, which amounted to less than $0.01 per share outstanding on August 22, 2011.

g Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the SEC which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

The accompanying notes are an integral part of these financial statements.

46	High Yield Trust

Notes to financial statements 2/29/16 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from September 1, 2015 through February 29, 2016.

Putnam High Yield Trust (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek high current income. Capital growth is a secondary goal when consistent with achieving high current income. The fund invests mainly in bonds that are obligations of U.S. companies, are below-investment-grade in quality (sometimes referred to as “junk bonds”), and have intermediate- to long-term maturities (three years or longer). Under normal circumstances, the fund invests at least 80% of the fund’s net assets in securities rated below-investment-grade. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also invest in other debt instruments, including loans. Putnam Management may consider, among other factors, credit, interest rate and prepayment risks, as well as general market conditions, when deciding whether to buy or sell investments.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and effective November 1, 2015, class M shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

High Yield Trust	47

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value, and are classified as Level 2 securities.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain. All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

The fund earned certain fees in connection with its senior loan purchasing activities. These fees are treated as market discount and are amortized into income in the Statement of operations.

48	High Yield Trust

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge currency exposures.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Credit default contracts The fund entered into OTC and/or centrally cleared credit default contracts to hedge credit risk, to hedge market risk, and to gain liquid exposure to individual names.

In OTC and centrally cleared credit default contracts, the protection buyer typically makes a periodic stream of payments to a counterparty, the protection seller, in exchange for the right to receive a contingent payment upon the occurrence of a credit event on the reference obligation or all other equally ranked obligations of the reference entity. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. For OTC credit default contracts, an upfront payment received by the fund is recorded as a liability on the fund’s books. An upfront payment made by the fund is recorded as an asset on the fund’s books. Centrally cleared credit default contracts provide the same rights to the protection buyer and seller except the payments between parties, including upfront premiums, are settled through a central clearing agent through variation margin payments. Upfront and periodic payments received or paid by the fund for OTC and centrally cleared credit default contracts are recorded as realized gains or losses at the reset date or close of the contract. The OTC and centrally cleared credit default contracts are marked to market daily based upon quotations from an independent pricing service or market makers. Any change in value of OTC credit default contracts is recorded as an unrealized gain or loss. Daily fluctuations in the value of centrally cleared credit default contracts are recorded in variation margin on the Statement of assets and liabilities and recorded as unrealized gain or loss. Upon the occurrence of a credit event, the difference between the par value and fair value of the reference obligation, net of any proportional amount of the upfront payment, is recorded as a realized gain or loss.

In addition to bearing the risk that the credit event will occur, the fund could be exposed to market risk due to unfavorable changes in interest rates or in the price of the underlying security or index or the possibility that the fund may be unable to close out its position at the same time or at the same price as if it had purchased the underlying reference obligations. In certain circumstances, the fund may enter into offsetting OTC and centrally cleared credit default contracts which would mitigate its risk of loss. Risks of loss may exceed amounts recognized on the Statement of assets and liabilities. The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk may be mitigated for OTC credit default contracts by having a master netting arrangement between the fund and the counterparty and for centrally cleared credit default contracts through the daily exchange of variation margin. Counterparty risk is further mitigated with respect to centrally cleared credit default swap contracts due to the clearinghouse guarantee fund and other

High Yield Trust	49

resources that are available in the event of a clearing member default. Where the fund is a seller of protection, the maximum potential amount of future payments the fund may be required to make is equal to the notional amount.

OTC and centrally cleared credit default contracts outstanding, including their respective notional amounts at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $252,529 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $177,459 on open derivative contracts subject to the Master Agreements. There was no collateral posted by the fund at period end for these agreements.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $392.5 million syndicated unsecured committed line of credit provided by State Street ($292.5 million) and Northern Trust Company ($100 million) and a $235.5 million unsecured uncommitted line of credit provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the higher of (1) the Federal Funds rate and (2) the overnight LIBOR plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.16% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net

50	High Yield Trust

investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

At August 31, 2015, the fund had a capital loss carryover of $232,220,611 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$94,600,277	N/A	$94,600,277	August 31, 2017

137,620,334	N/A	137,620,334	August 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $1,114,497,527, resulting in gross unrealized appreciation and depreciation of $13,497,227 and $152,798,030, respectively, or net unrealized depreciation of $139,300,803.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.720%	of the first $5 billion,	0.520%	of the next $50 billion,

0.670%	of the next $5 billion,	0.500%	of the next $50 billion,

0.620%	of the next $10 billion,	0.490%	of the next $100 billion and

0.570%	of the next $10 billion,	0.485%	of any excess thereafter.

Putnam Management has contractually agreed, through December 30, 2016, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

Putnam Management has agreed to reimburse the fund $6,025 for a compliance exception which occurred during the reporting period. The effect of the loss incurred and the reimbursement by Putnam Management of such amounts had no material impact on total return.

High Yield Trust	51

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund and each of the other funds in its specified category, which was totaled and then allocated to each fund in the category based on its average daily net assets; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts will not exceed an annual rate of 0.320% of the fund’s average assets attributable to such accounts. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$613,776	Class R	6,473

Class B	9,881	Class Y	145,581

Class C	31,721	Total	$817,329

Class M	9,897

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $1,147 under the expense offset arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $701, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.50% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$989,783	Class M	31,975

Class B	63,786	Class R	20,863

Class C	204,827	Total	$1,311,234

52	High Yield Trust

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $18,319 and $116 from the sale of class A and class M shares, respectively, and received $4,447 and $104 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.40% (no longer applicable November 1, 2015) is assessed on certain redemptions of class  A and class  M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $1 and no monies on class  A and class  M redemptions, respectively.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales

Investments in securities (Long-term)	$174,424,701	$239,901,991

U.S. government securities (Long-term)	—	—

Total	$174,424,701	$239,901,991

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 2/29/16		Year ended 8/31/15

Class A	Shares	Amount	Shares	Amount

Shares sold	14,729,136	$104,727,564	21,338,215	$168,941,686

Shares issued in connection with
reinvestment of distributions	2,815,045	19,923,898	5,439,190	42,750,858

	17,544,181	124,651,462	26,777,405	211,692,544

Shares repurchased	(19,521,452)	(139,440,546)	(42,858,782)	(338,226,004)

Net decrease	(1,977,271)	$(14,789,084)	(16,081,377)	$(126,533,460)

	Six months ended 2/29/16		Year ended 8/31/15

Class B	Shares	Amount	Shares	Amount

Shares sold	100,024	$707,254	209,508	$1,646,924

Shares issued in connection with
reinvestment of distributions	40,749	288,008	83,585	656,254

	140,773	995,262	293,093	2,303,178

Shares repurchased	(325,135)	(2,313,457)	(777,339)	(6,121,444)

Net decrease	(184,362)	$(1,318,195)	(484,246)	$(3,818,266)

High Yield Trust	53

	Six months ended 2/29/16		Year ended 8/31/15

Class C	Shares	Amount	Shares	Amount

Shares sold	3,000,084	$21,002,106	2,379,281	$18,533,108

Shares issued in connection with
reinvestment of distributions	129,951	912,723	253,599	1,975,958

	3,130,035	21,914,829	2,632,880	20,509,066

Shares repurchased	(2,037,640)	(14,298,206)	(3,272,214)	(25,449,662)

Net increase (decrease)	1,092,395	$7,616,623	(639,334)	$(4,940,596)

	Six months ended 2/29/16		Year ended 8/31/15

Class M	Shares	Amount	Shares	Amount

Shares sold	369,713	$2,628,161	433,364	$3,432,855

Shares issued in connection with
reinvestment of distributions	45,219	321,979	99,086	783,161

	414,932	2,950,140	532,450	4,216,016

Shares repurchased	(440,046)	(3,145,689)	(1,436,721)	(11,157,488)

Net decrease	(25,114)	$(195,549)	(904,271)	$(6,941,472)

	Six months ended 2/29/16		Year ended 8/31/15

Class R	Shares	Amount	Shares	Amount

Shares sold	166,228	$1,155,281	464,753	$3,572,833

Shares issued in connection with
reinvestment of distributions	33,742	233,219	75,259	578,810

	199,970	1,388,500	540,012	4,151,643

Shares repurchased	(520,991)	(3,773,819)	(575,418)	(4,420,872)

Net decrease	(321,021)	$(2,385,319)	(35,406)	$(269,229)

	Six months ended 2/29/16		Year ended 8/31/15

Class Y	Shares	Amount	Shares	Amount

Shares sold	8,628,995	$61,317,700	31,278,631	$241,420,023

Shares issued in connection with
reinvestment of distributions	821,556	5,687,822	1,500,232	11,524,968

	9,450,551	67,005,522	32,778,863	252,944,991

Shares repurchased	(12,414,028)	(85,316,235)	(28,690,407)	(220,083,156)

Net increase (decrease)	(2,963,477)	$(18,310,713)	4,088,456	$32,861,835

Note 5: Affiliated transactions

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Fair value at the				Fair value at
	beginning of				the end of
	the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$42,679,199	$254,107,190	$210,864,937	$87,253	$85,921,452

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

54	High Yield Trust

Note 6: Senior loan commitments

Senior loans are purchased or sold on a when-issued or delayed delivery basis and may be settled a month or more after the trade date, which from time to time can delay the actual investment of available cash balances; interest income is accrued based on the terms of the securities. Senior loans can be acquired through an agent, by assignment from another holder of the loan, or as a participation interest in another holder’s portion of the loan. When the fund invests in a loan or participation, the fund is subject to the risk that an intermediate participant between the fund and the borrower will fail to meet its obligations to the fund, in addition to the risk that the borrower under the loan may default on its obligations.

Note 7: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations. The fund may invest in higher-yielding, lower-rated bonds that may have a higher rate of default.

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$11,500,000

Centrally cleared credit default contracts (notional)	$15,000,000

Warrants (number of warrants)	3,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period

	Asset derivatives		Liability derivatives

Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value

	Receivables, Net		Payables, Net
	assets — Unrealized		assets — Unrealized
Credit contracts	appreciation	$—	depreciation	$165,860*

Foreign exchange
contracts	Receivables	356,180	Payables	177,459

Total		$356,180		$343,319

* Includes cumulative appreciation/depreciation of centrally cleared swaps as reported in the fund’s portfolio. Only current day’s variation margin is reported within the Statement of assets and liabilities.

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$(135,850)	$(135,850)

Foreign exchange contracts	—	380,305	—	380,305

Equity contracts	(42,051)	—	—	(42,051)

Total	$(42,051)	$380,305	$(135,850)	$202,404

High Yield Trust	55

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for		Forward
as hedging instruments under		currency
ASC 815	Warrants	contracts	Swaps	Total

Credit contracts	$—	$—	$247,730	$247,730

Foreign exchange contracts	—	83,474	—	83,474

Equity contracts	45,346	—	—	45,346

Total	$45,346	$83,474	$247,730	$376,550

Note 9: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Capital Inc. (clearing broker)	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	UBS AG	WestPac Banking Corp.	Total

Assets:

Centrally cleared credit default contracts§	$—	$81,506	$—	$—	$—	$—	$—	$—	$—	$81,506

Forward currency contracts#	—	—	—	—	—	—	—	335,696	20,484	356,180

Total Assets	$—	$81,506	$—	$—	$—	$—	$—	$335,696	$20,484	$437,686

Liabilities:

Centrally cleared credit default contracts§	—	—	—	—	—	—	—	—	—	—

Forward currency contracts#	1,114	—	61,593	10,424	12,439	35,290	56,599	—	—	177,459

Total Liabilities	$1,114	$—	$61,593	$10,424	$12,439	$35,290	$56,599	$—	$—	$177,459

Total Financial and Derivative Net Assets	$(1,114)	$81,506	$(61,593)	$(10,424)	$(12,439)	$(35,290)	$(56,599)	$335,696	$20,484	$260,227

Total collateral received (pledged)†##	$—	$—	$—	$—	$—	$—	$—	$252,529	$—

Net amount	$(1,114)	$81,506	$(61,593)	$(10,424)	$(12,439)	$(35,290)	$(56,599)	$83,167	$20,484

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

§ Includes current day’s variation margin only as reported on the Statement of assets and liabilities, which is not collateralized. Cumulative appreciation/(depreciation) for futures contracts and centrally cleared swap contracts is represented in the tables listed after the fund’s portfolio.

56	High Yield Trust	High Yield Trust	57

Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, contact your financial advisor or call Putnam Investor Services at 1-800-225-1581. Please read the prospectus carefully before investing.

Growth	International Value Fund
Growth Opportunities Fund	Multi-Cap Value Fund
International Growth Fund	Small Cap Value Fund
Multi-Cap Growth Fund
Small Cap Growth Fund	Income
Voyager Fund	American Government Income Fund
Diversified Income Trust
Blend	Emerging Markets Income Fund
Asia Pacific Equity Fund	Floating Rate Income Fund
Capital Opportunities Fund	Global Income Trust
Capital Spectrum Fund	High Yield Advantage Fund
Emerging Markets Equity Fund	High Yield Trust
Equity Spectrum Fund	Income Fund
Europe Equity Fund	Money Market Fund*
Global Equity Fund	Short Duration Income Fund
International Capital Opportunities Fund	U.S. Government Income Trust
International Equity Fund
Investors Fund	Tax-free Income
Low Volatility Equity Fund	AMT-Free Municipal Fund
Multi-Cap Core Fund	Intermediate-Term Municipal Income Fund
Research Fund	Short-Term Municipal Income Fund
Strategic Volatility Equity Fund	Tax Exempt Income Fund
Tax-Free High Yield Fund
Value
Convertible Securities Fund	State tax-free income funds†:
Equity Income Fund	Arizona, California, Massachusetts, Michigan,
Global Dividend Fund	Minnesota, New Jersey, New York, Ohio,
The Putnam Fund for Growth and Income	and Pennsylvania.

58	High Yield Trust

Absolute Return	Retirement Income Lifestyle Funds —
Absolute Return 100 Fund®	portfolios with managed allocations to
Absolute Return 300 Fund®	stocks, bonds, and money market
Absolute Return 500 Fund®	investments to generate retirement income.
Absolute Return 700 Fund®
Retirement Income Fund Lifestyle 1
Global Sector	Retirement Income Fund Lifestyle 2
Global Consumer Fund	Retirement Income Fund Lifestyle 3
Global Energy Fund
Global Financials Fund	RetirementReady® Funds — portfolios with
Global Health Care Fund	adjusting allocations to stocks, bonds, and
Global Industrials Fund	money market instruments, becoming more
Global Natural Resources Fund	conservative over time.
Global Sector Fund
Global Technology Fund	RetirementReady® 2060 Fund
Global Telecommunications Fund	RetirementReady® 2055 Fund
Global Utilities Fund	RetirementReady® 2050 Fund
RetirementReady® 2045 Fund
Asset Allocation	RetirementReady® 2040 Fund
George Putnam Balanced Fund	RetirementReady® 2035 Fund
RetirementReady® 2030 Fund
Global Asset Allocation Funds — four	RetirementReady® 2025 Fund
investment portfolios that spread your	RetirementReady® 2020 Fund
money across a variety of stocks, bonds, and
money market instruments.

Dynamic Asset Allocation Balanced Fund
Dynamic Asset Allocation Conservative Fund
Dynamic Asset Allocation Growth Fund
Dynamic Risk Allocation Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

† Not available in all states.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

High Yield Trust	59

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

60	High Yield Trust

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert T. Burns
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Legal Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	James F. Clark
	Robert J. Darretta	Chief Compliance Officer
Investment Sub-Manager	Katinka Domotorffy
Putnam Investments Limited	John A. Hill	Michael J. Higgins
57–59 St James’s Street	Paul L. Joskow	Vice President, Treasurer,
London, England SW1A 1LD	Kenneth R. Leibler	and Clerk
Robert E. Patterson
Marketing Services	George Putnam, III	Janet C. Smith
Putnam Retail Management	Robert L. Reynolds	Vice President,
One Post Office Square	W. Thomas Stephens	Principal Accounting Officer,
Boston, MA 02109		and Assistant Treasurer
Officers
Custodian	Robert L. Reynolds	Susan G. Malloy
State Street Bank	President	Vice President and
and Trust Company		Assistant Treasurer
Jonathan S. Horwitz
Legal Counsel	Executive Vice President,	James P. Pappas
Ropes & Gray LLP	Principal Executive Officer, and	Vice President
Compliance Liaison
Mark C. Trenchard
	Steven D. Krichmar	Vice President and
	Vice President and	BSA Compliance Officer
Principal Financial Officer
Nancy E. Florek
Vice President, Director of
Proxy Voting and Corporate
Governance, Assistant Clerk,
and Associate Treasurer

This report is for the information of shareholders of Putnam High Yield Trust. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam Investments

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA034
299628 4/16

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam High Yield Trust

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: April 28, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: April 28, 2016

By (Signature and Title):

/s/ Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: April 28, 2016